UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21761

Keeley Funds, Inc.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST SUITE 1201 CHICAGO, IL			60605
(Address of principal executive offices)			(Zip code)

ALAN GOLDBERG K&L Gates LLP 70 WEST MADISON STREET, SUITE 3100 CHICAGO, IL 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		312-786-5000

Date of fiscal year end:	September 30, 2010

Date of reporting period:	September 30, 2010

Item 1. Reports to Stockholders.

KEELEY funds

Annual Report

September 30, 2010

KEELEY Small Cap Value Fund
- Class A – KSCVX
- Class I – KSCIX

KEELEY Small Cap Dividend Value Fund
- Class A – KSDVX
- Class I – KSDIX

KEELEY Small-Mid Cap Value Fund
- Class A – KSMVX
- Class I – KSMIX

KEELEY Mid Cap Value Fund
- Class A – KMCVX
- Class I – KMCIX

KEELEY All Cap Value Fund
- Class A – KACVX
- Class I – KACIX

KEELEY Alternative Value Fund
- Class A – KALVX
- Class I – KALIX

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small Cap Dividend Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund
KEELEY Alternative Value Fund

Letter to Shareholders	1

Manager Commentary	4

Expense Example	18

Schedule of Investments	20

Statement of Assets and Liabilities	40

Statement of Operations	42

Statements of Changes in Net Assets	44

Financial Highlights	46

Notes to Financial Statements	52

LETTER TO SHAREHOLDERS
KEELEY FUNDS, INC

Dear Fellow Shareholder,

Equity markets reversed sharp August losses as the Dow Jones Industrial Average recorded the best performing month of September since 1939. All major indices posted strong gains in the third quarter of 2010, and all have turned positive for the year. Investor sentiment began to improve in the latter part of the quarter as worries about the threat of a double-dip recession abated. The expectation that the Federal Reserve would engage in a second round of quantitative easing seemed to drive this improved sentiment. With that said, job creation continues to be a stumbling block for the recovery, and the second quarter GDP report showed a slowing recovery now that stimulus dollars are making less of an impact. Consequently, we expect the Federal Reserve to do whatever it can to foster growth and, most importantly, jobs. Today we believe the question is no longer if additional stimulus will be needed to keep the economy growing, but how much. The coming months will be critical to ascertain whether the recovery can become self-sustaining without the continuous need for additional stimulus. While the Federal Reserve expects its actions will instill a greater degree of confidence in the consumer, it remains to be seen whether these actions will actually have the desired impact. However, the market has reacted positively to the news of additional stimulus and as long as investors have confidence that the Federal Reserve's actions will spur growth and productivity, we view the effect of their actions as a positive for stock market returns.

Outside of the obvious economic challenges our portfolio companies face, one of the most difficult issues for many of those companies has been the high degree of uncertainty that exists, primarily from the political landscape. During our extensive research and due diligence process of analyzing the fundamentals of their businesses, we see a large number of companies in a given year. In the majority of our meetings, we have recognized a high degree of frustration from many corporate leaders. Legislation by the current administration (e.g. "Obamacare" and the Financial Regulation bill) appears to impose substantial, yet unknown, regulatory burdens on businesses. Add in an uncertain tax environment, and it is our observation that it has been extremely difficult for many companies to think strategically about their businesses over the long-term. We believe too many uncertainties remain for them to become confident about the outcome of any potential strategic investments, and consequently we continue to see an uncomfortable amount of caution by most business leaders. While we are beginning to see what we believe are better uses of cash via acquisitions, share buy backs, and improving trends in dividends, many of our companies remain reluctant to make significant outlays until the political and economic landscapes gain more clarity. However, many of our companies have effectively navigated some of the headwinds of the downturn by reducing overhead and building cash reserves. These efforts have produced higher margins and relatively strong earnings results over the past year. These characteristics have been especially evident in a number of our industrial holdings, where many issuers have improved their balance sheet substantially. We continue to have much more confidence in sectors such as industrials compared to a sector such as financials, where we believe balance sheet transparency continues to be strained. Looking ahead, we believe that revenue and profitability will accelerate for our industrial companies as the business environment improves.

One significant positive development in recent periods has been a robust return of Merger and Acquisition (M&A) activity. With additional cash on the balance sheet, improving credit conditions, and challenges to grow organically in a slow growth economy, we believe the current environment is ripe for additional M&A activity. Our portfolios already have experienced the benefits of this development and due to our focus on corporate restructuring and "pure play" companies, we believe our process has a distinct advantage in this type of market. The low-yield environment has pushed corporate borrowing rates to historic lows and appears to be increasing the attractiveness for M&A deals. Although some lending challenges remain, we see companies with weaker credit still able to obtain sufficient funding at attractive levels to make deals economically viable. The strength in emerging economies also is contributing to a more robust M&A environment. Historically, the majority of deals took place in the United States and Europe, but with increasing strength in developing economies and their eagerness to grow and extend their reach, we are seeing a multitude of buying interest by developing countries as well as multinational companies. The financial strength and appetite to grow from these areas should bode well for future restructuring activity. One caveat to this development is the negative impact it may have on the employment situation. Most deals are consummated based on the potential synergies between the merging companies. To reduce overlap and increase profitability, layoffs are an unfortunate consequence of M&A activity. While the benefits to our portfolio are fairly obvious, we do expect the result of this activity to lead to sustained challenges on the employment front.

Despite these uncertainties, we are encouraged by recent developments within the economic recovery. The majority of our portfolio companies continue to post earnings that are indicative of an improving economic landscape. Additionally, we continue to see the type of activity that historically has produced an expanded number of investment opportunities for our portfolios. When credit markets froze during the depths of the recession late in 2008 and early 2009, our universe of investment opportunities decreased since credit is a critical component to initiate any type of major restructuring. While we found a number of opportunities during that environment based on attractive valuations, there was not an abundance of opportunities within the universe of corporate restructuring that present the type of inefficiency from which our portfolios have historically benefited. For example, over the past 25 years there has been an average of 33 corporate spin-offs per year in the United States. The peak was 1999 with 66 spin-offs, but 2009 proved to be toward the lower end of the historical range with only 20 spin-offs. While that environment was difficult for all investors on a number of fronts, it was especially challenging for our restructuring portfolios that feed off of inefficiencies that we commonly associate with corporate spin-offs. While we are encouraged by the improving economic prospects we mentioned previously, the return to a "normal" environment for corporate restructuring is the key factor for our optimism. More specifically, while spin-offs tend to be the most fruitful, we also are encouraged by the number of ideas we expect from our other investment themes. We are probably most excited about the opportunities from companies emerging from bankruptcy over the next 12 to 18 months. Debtor-in-Possession Financing (DIP) has been difficult to obtain for quite some time, which forced many companies to liquidate instead of restructuring their debt and re-emerging through the bankruptcy courts. With improved credit markets, we believe that the more than 400 companies that have declared bankruptcy over the past few years will have a better opportunity to successfully emerge from bankruptcy, and we believe that they will have a distinct advantage in this low rate environment. In many respects, the core businesses of many bankrupt companies are often intact, but they simply took on too much debt. These stocks historically have been strong performers for our portfolios, and we look forward to a possibly more plentiful universe of opportunities to consider in the coming months and years.

Lastly, despite encouraging trends in recent periods, the last year has undoubtedly been another volatile time in the equity markets. The positive results that the markets can boast of today were not without some vicious upward and downward swings earlier in the year. A number of investors, especially retail investors, are still reeling from the 2008 global economic downturn and the impact that type of volatility had on their portfolios, but more importantly their confidence. We believe this lack of confidence has been especially evident with respect to the heavy concentration of assets in money market and bond funds. Despite improving economic trends and the subsequent rise in equity prices, we believe the outlook for most investors remains relatively subdued with respect to equities, which actually gives us hope that the future will be bright for stock market returns. Here at Keeley, we see an environment that looks attractive for equities in general but even more so for what we believe is our unique approach to value investing. Our research team is working diligently to uncover the best ideas, and we truly believe that with uncertainty comes opportunity. While short-term volatility may persist, we fully will seek to take advantage of any market weakness to add the types of ideas that we believe are compelling to our portfolios and that have fostered our long-term success.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

The opinions expressed in this letter are those of Mr. Keeley, and are current only through the end of the period of the report as stated on the cover. Mr. Keeley's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

For the fiscal quarter ending September 30, 2010, the KEELEY Small Cap Value Fund (KSCVX) climbed 12.85 percent compared to an 11.29 percent increase for the Russell 2000 Index and a 9.72 percent rise in the Russell 2000 Value Index. Over the past year ended September 30, the Fund rose 10.92 percent compared to a 13.35 percent increase for the Russell 2000 Index. During this period, CKE Restaurants Inc., NBTY Inc., NewAlliance Bancshares, IMS Healthcare, Brinks Home Security, and Lance Foods Inc. all were subject to premium price takeovers. More recently, stock selection within the consumer discretionary sector was the key factor in the Fund's relative outperformance during the third quarter. The portfolio also was helped by overweight positions in the energy and materials sectors. Over the past year, strong stock selection in health care and the consumer discretionary sectors were key contributors, but those benefits were partially offset by weak stock selection in the energy and financials sectors, which were key detractors over the past year. Additionally, an underweight position in the strong performing technology sector detracted from returns, especially in 2009.

Although our underweight position in the consumer discretionary sector had a negative impact, stock selection within the sector was very strong. We had a number of positions in the sector, such as Maidenform Brands (MFB), Gaylord Entertainment (GET), DineEquity (DIN), and Wyndham Worldwide (WYN), which all posted strong gains over the past year as the economy recovered. We also experienced strong stock selection within the healthcare sector from companies such as Hill-Rom Holdings (HRC), which was a spin-off from Hillenbrand Inc. (HI) in 2008, as well as AmerisourceBergen (ABC).

We continue to have overweight positions in the energy, materials, and industrials sectors. We believe that these sectors have the highest opportunity for restructuring and meaningful merger and acquisitions activity. Companies such as Walter Energy (WLT), which produces high-quality metallurgical coal used in the production of steel, performed particularly well over the past year. The demand for metallurgical coal continues to be high, and overseas demand has been especially strong. Although we had a number of strong performing companies in the materials and energy sectors, our positions with exposure to natural gas have detracted from performance over the past year. However, we continue to have exposure to the various shale formations in the United States and expect those resources to eventually play a role as an alternative energy source. Several domestic and foreign energy companies have made direct investments and joint ventures in natural gas companies. However, we reduced our exposure within the industry, focusing the portfolio on our highest conviction ideas in oil and natural gas. Comstock Resources (CRK), which has exposure to both oil and natural gas, was one of the portfolio's largest detractors over the past year. As fundamentals deteriorated, we exited the position to reallocate those dollars to more attractive opportunities in the portfolio.

Our exposure to the technology sector has continued to negatively impact our performance in recent periods. Since we view many names within technology as "short-product life cycle," we naturally gravitate toward sectors with less volatility in the short-term. This focus gives us confidence that we can hold a new idea for our target of three to five years. However, historically, our lack of technology has been a contributor more than a detractor. In years such as 1998 and 1999 during the internet boom, the tech rally in 2003, and most recently in 2009 and for much of 2010, strength in this sector has been a headwind for our portfolio. We are comfortable with our bias, and we believe our strong long-term track record is proof that we can identify strong performing names outside of this sector.

While we were pleased with the portfolio's absolute returns over the past year, we were less satisfied with our relative results over the trailing twelve months. Although we recognize our process ran into some headwinds due to the strength in sectors that we typically do not emphasize, we always expect stock selection to play a significant role in our relative performance. While we enjoyed outstanding returns in a number of positions, our picks in sectors such as energy and financials did not outpace the benchmark, which was especially disappointing since both sectors historically have been areas in which we have outperformed. With the severe aspects of the credit debacle largely behind us, we believe our performance within the financial sector will improve as we are gradually becoming more confident in its overall health. We also believe our energy holdings will benefit from improving global macroeconomic trends as well as positive domestic catalysts – especially with regard to the prolific shale resources here in the U.S.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2010

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	10.92%	0.20%	9.04%	11.15%
Class A (includes max 4 1/2% front-end load)	5.94%	-0.72%	8.54%	10.85%
Class I	11.29%	N/A	N/A	-8.50%
Russell 2000® Index	13.35%	1.60%	4.00%	7.39	% (2)

(1)  Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return from the commencement date of the Keeley Small Cap Value Fund - Class I is -3.03%.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY
KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

The KEELEY Small Cap Dividend Value Fund (KSDVX) was launched on December 1, 2009. For the fiscal quarter ending September 30, 2010, the portfolio climbed 9.23 percent compared to a 9.72 percent increase for the Russell 2000 Value Index. For the period since inception ending September 30, 2010, the portfolio increased 16.89 percent compared to a 14.39 percent rise for the Russell 2000 Value Index. We are pleased that the Fund has outperformed in a strong market despite the relatively defensive nature that arises from focusing on dividend-paying small-cap stocks. The Fund benefited from the acquisition (or attempted acquisition) of four of its portfolio companies. Also, all of the Fund's outperformance came during the difficult second calendar quarter of 2010 where the Fund declined only 4.33 percent while the Russell 2000 Value index declined 10.60 percent. Strong stock selection in nine of ten economic sectors was the primary factor in the Fund's relative outperformance year-to-date. Top contributors year-to-date were Textainer Group Holdings (TGH), Diamond Management and Technology Consultants (DTPI), Adtran (ADTN), Titan International (TWI), and Timken Co. (TKR). The only sector where stock selection had a negative impact on the portfolio was financials, and the largest detractor from that sector was BancorpSouth Inc. (BXS). Additionally, the portfolio's underweight exposure to the strong performing Real Estate Investment Trust (REIT) industry within the financial sector also had a negative impact on a relative basis.

We continue to be optimistic about dividend-paying small-cap stocks in general and the Fund's portfolio more specifically. At the present time, the average dividend yield of the stocks within the portfolio is nearly 3 percent. We believe this is an attractive attribute in a low-yield environment. Additionally, we believe the dividend growth characteristics are also excellent, with nearly half of the companies in the portfolio raising their dividends over the last year.

Sincerely,

Thomas E. Browne, Jr.
Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **
(Unaudited)

Cumulative total returns ***
For the periods ended September 30, 2010

	6-Months (1)	Since Commencement of Operations (1)(2)
Keeley Small Cap Dividend Value Fund
Class A	4.50%	16.89%
Class A (includes max 4 1/2% front-end load)	-0.16%	11.65%
Class I	4.60%	17.08%
Russell 2000® Value Index	-1.90%	14.39%

(1)  Not annualized.

(2)  Inception date is December 1, 2009.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

For the fiscal quarter ending September 30, 2010, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 13.07 percent compared to an 11.39 percent increase for the Russell 2500 Value Index. Over the past year ending September 30, 2010, the Fund rose 7.87 percent compared to a 14.74 percent increase for the Russell 2500 Value Index. Stocks receiving a premium takeover bid included Brinks Home Security, Cellu-Tissue Holdings, IMS Healthcare, Interactive Data Corp. and NBTY Inc. Over the past twelve months stock selection within the energy, financials, and industrials sectors were the primary factors in the Fund's relative underperformance versus the benchmark.

Strong stock selection in healthcare was a positive contributor to the portfolio's absolute returns over the past year, led by Perrigo Co (PRGO). The generic drug maker won two favorable jury verdicts against Rexall Sundown Inc., and the company also expects to obtain long-term benefits from a number of patent expirations on popular drugs.

The three largest detractors over the past year, Mueller Water (MWA), USG Corp. (USG), and Duff & Phelps Corp. (DUF), were all sold from the portfolio with the proceeds deployed where management believed there were better opportunities. Mueller Water was a spin-off from Walter Industries in 2006, and while we were patient with the stock since the spin-off due to their exposure to water infrastructure, high debt levels as well as weak demand from their municipal and retail segments caused the stock to languish. USG Corp., a manufacturer of building materials, continued to face pressure from a stagnant property market, and while we may revisit the position when economic fundamentals improve, we believe those assets would be better served in a few newer ideas that do not have the same macroeconomic headwinds. Finally, Duff & Phelps was the largest detractor over the past year. A leading provider of investment research services, shares of the company had been under pressure for much of the downturn during the second quarter and then missed earnings expectations in the third quarter of 2010. Based on an uncertain earnings outlook and better opportunities elsewhere, we exited the position.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2010

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	7.87%	-6.58%	-3.59%
Class A (includes max 4 1/2% front-end load)	3.01%	-8.01%	-5.00%
Class I	8.09%	-6.37%	-3.36%
Russell 2500® Value Index	14.74%	-3.96%	-1.73%

(1)  Inception date is August 15, 2007.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower prices-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

For the fiscal quarter ending September 30, 2010, the KEELEY Mid Cap Value Fund (KMCVX) climbed 11.00 percent compared to a 12.13 percent increase for the Russell Midcap Value Index. Over the past year ending September 30, 2010, the Fund rose 8.27 percent compared to a 16.93 percent increase for the Russell Midcap Value Index. In this period NBTY Inc. received a premium takeover bid. Over the past twelve months stock selection within the energy, financials, and industrials sectors were the primary factors in the Fund's relative underperformance versus the benchmark. Another factor that impacted the Fund's relative returns over the past year was our bias toward "larger" midcap names. During the severe downturn in early 2009, we were presented with the opportunity to significantly upgrade the quality of the holdings in the Mid Cap Value Fund as many "franchise" companies that had restructuring initiatives in place had become midcap stocks. We sold some of the smaller companies that the Fund held to make room. This created an inherent bias toward larger midcap names, which had a negative impact as smaller cap companies significantly outperformed their larger peers for much of 2009 and early in 2010.

Although the financials sector was the largest detractor, a number of positions within the energy sector were key factors in the Fund's relative underperformance versus the Russell Midcap Value Index. Consol Energy (CNX), Petrohawk Energy (HK), and Range Resources (RRC) were the top three detractors from returns over the past year. Each company was negatively impacted by its heavy exposure to natural gas, which has been under pressure for some time. We continue to believe that natural gas will become an increasingly viable alternative to oil. Over the last several years, new technology has lowered the cost to drill for natural gas and major new discoveries have been made in the Marcellus shale in Pennsylvania and the Haynesville shale in Louisiana and Texas. More recently, we have seen major global energy companies acquire North American gas producers for the first time in a very long time. We have held onto Consol and Petrohawk, while we swapped Range for QEP Resources, a recent natural gas-oriented spin-out from utility Questar.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2010

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	8.27%	-14.65%	-3.36%	-2.48%
Class A (includes max 4 1/2% front-end load)	3.43%	-15.96%	-4.24%	-3.35%
Class I	8.63%	N/A	N/A	-15.75%
Russell Midcap® Value Index	16.93%	-4.78%	1.97%	2.16	% (2)

(1)  Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return from the commencement date of the Keeley Mid Cap Value Fund - Class I is -3.06%.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

For the fiscal quarter ending September 30, 2010, the KEELEY All Cap Value Fund (KACVX) climbed 13.08 percent compared to a 10.10 percent increase for the Russell 3000 Value Index. Over the past year ending September 30, 2010, the Fund rose 8.80 percent compared to a 9.15 percent increase for the Russell 3000 Value Index. In this period, Brinks Home Security, IMS Healthcare, and NBTY Inc., each received premium takeover bids. Over the past twelve months an overweight position and strong stock selection within the consumer discretionary sector were the key factors in the Fund's positive absolute returns. Stock selection within the energy and financials sectors was the primary factor in the Fund's relative underperformance versus the benchmark over the past year.

After a strong year in 2009, DineEquity Inc. (DIN) continued to be a solid performer in 2010 and was a top contributor to the portfolio over the past year. The restaurant chain, which operates IHOP and Applebee's, continues to experience synergies from its merger, and the improving economy helped boost earnings more recently. Wyndham Worldwide (WYN) was another strong performer over the past year. The company continues to benefit from a recovery in the economy and has cited improving trends in the travel market more recently. The energy sector was the largest detractor over the year, led by Willbros Group Inc. (WG). The pipeline and construction and engineering services firm has been impacted by margin pressures and subsequently was sold from the portfolio.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2010

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	8.80%	-9.54%	-0.53%
Class A (includes max 4 1/2% front-end load)	3.94%	-10.92%	-1.59%
Class I	9.10%	N/A	-10.44%
Russell 3000® Value Index	9.15%	-9.04%	-1.28	% (2)

(1)  Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return from the commencement date of the Keeley All Cap Value Fund - Class I is -7.79%.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The Russell 3000® Value Index is unmanaged and returns include reinvestment of dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

The KEELEY Alternative Value Fund (KALVX) was launched on April 1, 2010. In the Fund's first full quarter ending September 30, 2010, the portfolio climbed 2.50 percent compared to an 11.29 percent increase for the S&P 500 Index. The long side of the portfolio is designed to track the Keeley Small-Mid Cap Value Fund (KSMVX), while the hedging side of the portfolio is designed to cushion the performance of the portfolio during market downturns. The long side of the portfolio displayed strong stock selection in the consumer discretionary and industrial sectors and benefited from an underweight position in the financial sector. Hedging during this quarter penalized returns as appreciation in the long side of the portfolio was offset by hedged positions. The trading range experienced from May to early September is the most challenging environment for the hedging strategy of Broadmark Asset Management, the Fund's investment subadviser.

The market has been in a rolling correction characterized by a trading range since the May lows. Fears of a "double dip" recession sent share prices to their lows of the year in early July only to recover when economic statistics came in better than initially feared. Positives for the equity markets are attractive valuations coupled with an accommodative Federal Reserve, within the backdrop of anemic growth and high unemployment. Equity markets can produce modest returns in this type of environment, and any acceleration in growth can send share prices sharply higher. Equity markets, however, would be vulnerable if the economy would slip back into recession. This is not our current view, and consequently, we anticipate the Fund remaining largely un-hedged or "marginally" hedged until our long-term models display a sharp reversal from current trends.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments
As of 9/30/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Alternative Value Fund - Class A and S&P 500® Index **
(Unaudited)

Cumulative total returns ***
For the periods ended September 30, 2010

	3-Months (1)	Since Commencement of Operations (1)(2)
Keeley Alternative Value Fund
Class A	2.50%	-9.70%
Class A (includes max 4 1/2% front-end load)	-2.17%	-13.75%
Class I	2.49%	-9.50%
S&P 500® Index	11.29%	-2.15%

(1)  Not annualized.

(2)  Inception date is April 1, 2010.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended September 30, 2010
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010 (the "period") for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$997.60	1.36%	$6.83
Small Cap Dividend Value Fund	1,000.00	1,045.00	1.40%	7.18
Small-Mid Cap Value Fund	1,000.00	967.40	1.39%	6.86
Mid Cap Value Fund	1,000.00	1,003.40	1.39%	6.98
All Cap Value Fund	1,000.00	983.90	1.39%	6.91
Alternative Value Fund	1,000.00	903.00	1.93%	9.21
	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$999.10	1.12%	$5.59
Small Cap Dividend Value Fund	1,000.00	1,046.00	1.15%	5.90
Small-Mid Cap Value Fund	1,000.00	967.60	1.14%	5.62
Mid Cap Value Fund	1,000.00	1,005.70	1.14%	5.73
All Cap Value Fund	1,000.00	985.00	1.14%	5.67
Alternative Value Fund	1,000.00	905.00	1.65%	7.88

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).

**  Includes interest expense.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended September 30, 2010
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,018.23	1.36%	$6.90
Small Cap Dividend Value Fund	1,000.00	1,018.05	1.40%	7.08
Small-Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
All Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Alternative Value Fund	1,000.00	1,015.39	1.93%	9.75
	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period *
Small Cap Value Fund	$1,000.00	$1,019.47	1.12%	$5.65
Small Cap Dividend Value Fund	1,000.00	1,019.30	1.15%	5.82
Small-Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
All Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Alternative Value Fund	1,000.00	1,016.80	1.65%	8.34

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).

**  Includes interest expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 99.90%
	Aerospace & Defense – 1.26%
542,500	Ladish, Inc. (a)	$16,888,025
790,000	Teledyne Technologies, Inc. (a)	31,457,800
		48,345,825
	Beverages – 0.68%
737,500	Dr. Pepper Snapple Group, Inc.	26,196,000
	Building Products – 0.84%
1,877,500	Quanex Building Products Corp. (c)	32,424,425
	Capital Markets – 4.99%
357,717	Artio Global Investments, Inc.	5,473,070
1,107,600	Epoch Holding Corp.	14,265,888
442,500	Evercore Partners, Inc. (c)	12,659,925
368,000	Gamco Investors, Inc. (b) (c)	14,179,040
341,960	Greenhill & Co, Inc. (c)	27,124,267
1,285,000	Invesco Ltd. (c)	27,280,550
512,400	Jefferies Group, Inc. (c)	11,626,356
844,000	Legg Mason, Inc.	25,581,640
177,500	Piper Jaffray Companies (a) (c)	5,170,575
415,000	Pzena Investment Management, Inc.	2,851,050
1,082,500	SWS Group, Inc.	7,761,525
2,732	Teton Advisors, Inc. (a) (c)	19,397
1,390,000	Waddell & Reed Financial, Inc.	38,030,400
		192,023,683
	Chemicals – 4.13%
864,400	Arch Chemicals, Inc.	30,331,796
710,000	Ashland, Inc.	34,626,700
1,355,000	Koppers Holdings, Inc. (b)	36,408,850
1,289,500	W.R. Grace & Co. (a)	36,028,630
1,237,000	Zep, Inc. (b)	21,573,280
		158,969,256

Shares		Value
	Commercial Banks – 1.52%
550,000	Danvers Bancorp, Inc.	$8,431,500
965,000	MB Financial, Inc.	15,652,300
1,060,000	Wintrust Financial Corp.	34,354,600
		58,438,400
	Commercial Services & Supplies – 1.40%
247,000	The Brink's Co.	5,681,000
830,000	Covanta Holding Corp.	13,072,500
1,410,780	R.R. Donnelley & Sons Co.	23,926,829
661,000	Standard Parking Corp. (a)	11,303,100
		53,983,429
	Computers & Peripherals – 0.50%
1,425,000	NCR Corp. (a)	19,422,750
	Construction & Engineering – 5.13%
1,340,000	AECOM Technology Corp. (a)	32,508,400
1,427,500	Chicago Bridge & Iron Co. (a)	34,902,375
1,195,000	Foster Wheeler AG (a)	29,229,700
1,342,500	Layne Christensen Co. (a) (b)	34,757,325
1,637,500	Quanta Services, Inc. (a)	31,243,500
1,030,000	Shaw Group, Inc. (a)	34,566,800
		197,208,100
	Construction Materials – 0.88%
1,070,000	Texas Industries, Inc. (c)	33,726,400
	Containers & Packaging – 0.45%
547,500	Bemis, Inc.	17,383,125
	Diversified Consumer Services – 0.14%
432,138	Mac-Gray Corp.	5,241,834

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Diversified Financial Services – 1.50%
1,544,000	MarketAxess Holdings, Inc.	$26,217,120
1,493,400	PHH Corp. (a)	31,451,004
		57,668,124
	Electric Utilities – 1.80%
747,500	ITC Holdings Corp.	46,531,875
935,000	Westar Energy, Inc.	22,655,050
		69,186,925
	Electrical Equipment – 3.92%
922,500	Acuity Brands, Inc. (c)	40,811,400
835,500	AZZ, Inc. (b)	35,792,820
885,000	The Babcock & Wilcox Co. (a)	18,832,800
837,500	General Cable Corp. (a)	22,713,000
552,500	Regal Beloit Corp.	32,426,225
		150,576,245
	Energy Equipment & Services – 3.95%
957,500	Dresser-Rand Group, Inc. (a)	35,322,175
312,000	Dril-Quip, Inc. (a) (c)	19,378,320
872,500	Exterran Holdings, Inc. (a) (c)	19,814,475
878,000	Lufkin Industries, Inc.	38,544,200
1,470,000	Natural Gas Services Group, Inc. (a) (b)	21,711,900
1,887,000	Willbros Group, Inc. (a)	17,303,790
		152,074,860
	Food Products – 3.30%
1,157,500	Flowers Foods, Inc.	28,752,300
460,000	Ralcorp Holdings, Inc. (a)	26,900,800
1,210,100	Tootsie Roll Industries, Inc. (c)	30,107,288
889,697	TreeHouse Foods, Inc. (a)	41,015,032
		126,775,420
	Gas Utilities – 1.01%
1,000,000	Questar Corp.	17,530,000

Shares		Value
	Gas Utilities – (continued)
427,000	South Jersey Industries, Inc.	$21,123,690
		38,653,690
	Health Care Equipment & Supplies – 1.05%
1,128,714	Hill-Rom Holdings, Inc.	40,509,545
	Health Care Providers & Services – 1.59%
1,290,000	AmerisourceBergen Corp.	39,551,400
124,628	Emeritus Corp. (a) (c)	2,126,154
675,000	Patterson Companies, Inc.	19,338,750
		61,016,304
	Hotels, Restaurants & Leisure – 5.79%
6,025,000	Denny's Corp. (a) (b)	18,737,750
896,000	DineEquity, Inc. (a) (b) (c)	40,302,080
1,512,500	Gaylord Entertainment Co. (a) (c)	46,131,250
2,195,000	Marcus Corp. (b)	26,010,750
1,575,000	Orient-Express Hotels Ltd. (a) (c)	17,561,250
1,025,000	Vail Resorts, Inc. (a) (c)	38,458,000
1,295,000	Wyndham Worldwide Corp.	35,573,650
		222,774,730
	Household Durables – 1.35%
1,602,500	D.R. Horton, Inc. (c)	17,819,800
1,612,500	Pulte Group, Inc. (a)	14,125,500
1,052,500	Toll Brothers, Inc. (a) (c)	20,018,550
		51,963,850
	Industrial Conglomerates – 0.66%
1,715,000	McDermott International, Inc. (a)	25,347,700

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Insurance – 4.60%
1,412,500	First American Financial Corp.	$21,102,750
903,500	Hanover Insurance Group, Inc.	42,464,500
1,492,500	HCC Insurance Holdings, Inc.	38,939,325
343,200	Meadowbrook Insurance Group, Inc.	3,078,504
187,500	PartnerRe Ltd.	15,033,750
687,500	Reinsurance Group of America, Inc.	33,199,375
850,000	W.R. Berkley Corp.	23,009,500
		176,827,704
	IT Services – 2.52%
1,247,500	Broadridge Financial Solutions, Inc.	28,530,325
1,462,883	Corelogic, Inc.	28,028,838
1,132,500	Wright Express Corp. (a)	40,441,575
		97,000,738
	Machinery – 19.50%
985,000	Ampco-Pittsburgh Corp. (b)	24,447,700
618,000	Bucyrus International, Inc.	42,858,300
1,044,000	CIRCOR International, Inc. (b)	32,990,400
2,435,000	Colfax Corp. (a) (b)	36,208,450
1,072,500	EnPro Industries, Inc. (a) (b)	33,547,800
3,000,000	Federal Signal Corp.	16,170,000
315,000	Flowserve Corp. (c)	34,467,300
730,000	Gardner Denver, Inc.	39,186,400
1,995,000	The Greenbrier Companies (a) (b)	31,102,050
1,017,000	John Bean Technologies Corp.	16,383,870
511,500	Joy Global, Inc.	35,968,680
1,037,500	Kaydon Corp.	35,897,500
1,031,500	LB Foster Co. (a) (b)	29,851,610
1,192,500	RBC Bearings, Inc. (a) (b)	40,521,150
1,435,000	Robbins & Myers, Inc.	38,429,300

Shares		Value
	Machinery – (continued)
947,500	Sun Hydraulics Corp. (b)	$26,710,025
1,185,000	Tennant Co. (b)	36,616,500
1,000,000	Terex Corp. (a)	22,920,000
2,120,000	Titan International, Inc. (b) (c)	28,768,400
1,470,000	Trinity Industries, Inc. (c)	32,736,900
400,000	Valmont Industries, Inc.	28,960,000
958,000	Wabtec Corp.	45,782,820
1,162,500	Watts Water Technologies, Inc. – Class A	39,583,125
		750,108,280
	Media – 0.42%
757,500	Madison Square Garden, Inc. (a)	15,968,100
	Metals & Mining – 4.97%
1,450,000	AMCOL International Corp.	37,975,500
1,177,500	Brush Engineered Materials, Inc. (a) (b)	33,488,100
740,000	Haynes International, Inc. (b)	25,840,800
841,000	Kaiser Aluminum Corp.	35,986,390
732,500	Universal Stainless & Alloy Products, Inc. (a) (b)	17,990,200
490,000	Walter Energy, Inc.	39,832,100
		191,113,090
	Multi-Utilities – 0.39%
580,000	Vectren Corp.	15,004,600
	Oil, Gas & Consumable Fuels – 5.91%
515,000	Alpha Natural Resources, Inc. (a)	21,192,250
595,000	Berry Petroleum Co.	18,879,350
1,157,500	Carrizo Oil & Co, Inc. (a) (c)	27,710,550
612,000	Contango Oil & Gas Company (a)	30,697,920
566,800	Continental Resources, Inc. (a)	26,276,848

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Oil, Gas & Consumable Fuels – (continued)
2,285,000	Exco Resources, Inc. (c)	$33,977,950
1,605,000	Petrohawk Energy Corp. (a)	25,904,700
835,000	Range Resources Corp. (c)	31,838,550
560,000	Venoco, Inc. (a) (c)	10,992,800
		227,470,918
	Paper & Forest Products – 1.71%
305,000	Clearwater Paper Corp. (a)	23,204,400
447,000	Deltic Timber Corp. (c)	20,025,600
1,018,395	Neenah Paper, Inc. (b)	15,479,604
872,900	Wausau Paper Corp. (a)	7,236,341
		65,945,945
	Pharmaceuticals – 0.82%
490,000	Perrigo Co.	31,467,800
	Professional Services – 0.04%
150,809	GP Strategies Corp. (a)	1,370,854
	Real Estate Investment Trusts – 0.48%
1,045,000	Walter Investment Management Corp.	18,277,050
	Real Estate Management & Development – 0.57%
1,275,000	Forestar Group, Inc. (a) (c)	21,738,750
	Road & Rail – 3.44%
500,000	Amerco (a)	39,740,000
1,147,500	Genesee & Wyoming, Inc. (a) (c)	49,790,025
922,500	Kansas City Southern (a)	34,510,725
208,000	Providence & Worcester Railroad Co.	2,568,800
600,000	RailAmerica, Inc. (a)	5,778,000
		132,387,550

Shares		Value
	Specialty Retail – 1.92%
1,547,500	Midas Group, Inc. (a) (b)	$11,776,475
753,000	PetSmart, Inc. (c)	26,355,000
3,175,000	Sally Beauty Holdings, Inc. (a)	35,560,000
		73,691,475
	Textiles, Apparel & Luxury Goods – 1.02%
203,000	Hanesbrands, Inc. (a)	5,249,580
1,182,500	Maidenform Brands, Inc. (a) (b)	34,115,125
		39,364,705
	Thrifts & Mortgage Finance – 3.01%
560,000	Beneficial Mutual Bancorp, Inc. (a)	5,023,200
1,045,000	Brookline Bancorp, Inc.	10,429,100
1,765,000	First Niagara Financial Group, Inc. (c)	20,562,250
1,091,500	Home Federal Bancorp, Inc. (b) (c)	13,283,555
610,500	Iberiabank Corp.	30,512,790
345,000	Oritani Financial Corp.	3,443,100
1,380,000	Provident Financial Services, Inc.	17,056,800
165,000	Viewpoint Financial Group	1,526,250
1,795,000	Westfield Financial, Inc. (b)	14,001,000
		115,838,045
	Trading Companies & Distributors – 0.74%
1,085,000	Kaman Corp.	28,437,850
	Total Common Stocks (Cost $3,580,775,062)	$3,841,924,074

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Principal Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 1.69%
	Repurchase Agreement – 1.63%
$62,789,000	Credit Suisse First Boston Repurchase Agreement, (Dated 09/30/2010), 0.70%, due 10/01/2010, (Repurchased proceeds $62,790,196); [Collateralized by $64,046,000, in various Fannie Mae Pools with interest rates from 4.50% to 5.50% and maturity date ranges of 05/01/18 to 07/01/37 (Market Value $63,786,171)]	$62,789,000
Shares
	Money Market Funds – 0.06%
1,208,490	Goldman Sachs Financial Square Money Market Fund, 0.22%	$1,208,490
956,829	DWS Money Market Fund – Institutional Series, 0.21%	956,829
43,293	HSBC Investment Prime Money Market Fund, 0.16%	43,293
70,183	JPMorgan Prime Money Market Fund, 0.17%	70,183
		2,278,795
	Total Investments Purchased With Cash Proceeds From Securities Lending (Cost $65,067,795)	$65,067,795

Shares		Value
	SHORT TERM INVESTMENTS – 0.05%
	Money Market Funds – 0.05%
2,103,355	Fidelity Government Portfolio, 0.06%	$2,103,355
	Total Short Term Investments (Cost $2,103,355)	$2,103,355
	Total Investments – 101.64% (Cost $3,647,946,212)	$3,909,095,224
	Liabilities in Excess of Other Assets – (1.64)%	(63,189,391)
	TOTAL NET ASSETS – 100.00%	$3,845,905,833

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

(b)  Affiliated issuer. See Note 10 in the Notes to the Financial Statements

(c)  All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 97.88%
	Capital Markets – 4.52%
8,800	Arlington Asset Investment Corp.	$205,128
14,400	Artio Global Investments, Inc.	220,320
20,100	Epoch Holding Corp.	258,888
15,900	SWS Group, Inc.	114,003
		798,339
	Chemicals – 5.49%
7,400	Arch Chemicals, Inc.	259,666
8,150	Balchem Corp.	251,509
5,900	Hawkins, Inc.	208,978
7,300	RPM International, Inc.	145,416
2,000	Scotts Miracle-Gro Co.	103,460
		969,029
	Commercial Banks – 4.14%
16,600	BancorpSouth, Inc.	235,388
12,900	FirstMerit Corp.	236,328
17,700	Glacier Bancorp, Inc.	258,420
		730,136
	Commercial Services & Supplies – 0.93%
8,600	Deluxe Corp.	164,518
	Communications Equipment – 2.80%
9,700	Adtran, Inc.	342,410
13,300	Communications Systems, Inc.	151,487
		493,897
	Containers & Packaging – 2.16%
5,100	Bemis, Inc.	161,925
4,400	Rock-Tenn Co.	219,164
		381,089
	Electric Utilities – 4.68%
6,600	Allete, Inc.	240,438
5,500	Cleco Corp.	162,910
3,900	ITC Holdings Corp.	242,775
7,400	Westar Energy, Inc.	179,302
		825,425

Shares		Value
	Electrical Equipment – 1.00%
3,000	Regal Beloit Corp.	$176,070
	Electronic Equipment, Instruments & Components – 1.16%
6,600	MTS Systems Corp.	204,600
	Energy Equipment & Services – 4.39%
3,700	Carbo Ceramics, Inc.	299,700
4,900	Lufkin Industries, Inc.	215,110
10,000	World Fuel Services, Corp.	260,100
		774,910
	Food & Staples Retailing – 1.26%
7,600	PriceSmart, Inc.	221,388
	Food Products – 1.21%
19,600	B & G Foods Inc.	214,032
	Gas Utilities – 1.65%
5,900	South Jersey Industries, Inc.	291,873
	Health Care Equipment & Supplies – 4.11%
14,100	Cantel Medical Corp.	228,420
8,600	Hill-Rom Holdings, Inc.	308,654
8,600	Meridian Bioscience, Inc.	188,168
		725,242
	Health Care Providers & Services – 0.79%
4,900	Owens & Minor, Inc.	139,454
	Hotels, Restaurants & Leisure – 1.49%
16,400	Marcus Corp.	194,340
2,500	Wyndham Worldwide Corp.	68,675
		263,015
	Insurance – 7.24%
9,000	Arthur J. Gallagher & Co.	237,330
17,700	Eastern Insurance Holdings, Inc.	184,611
2,800	Hanover Insurance Group, Inc.	131,600
31,300	Meadowbrook Insurance Group, Inc.	280,761
14,600	Protective Life Corp.	317,696

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Insurance – (continued)
2,600	Reinsurance Group of America, Inc.	$125,554
		1,277,552
	IT Services – 0.84%
9,700	Total System Services, Inc.	147,828
	Machinery – 9.78%
33,800	Federal Signal Corp.	182,182
3,800	Harsco Corp.	93,404
11,000	John Bean Technologies Corp.	177,210
4,600	Snap-On, Inc.	213,946
8,100	Tennant Co.	250,290
4,200	Timken Co.	161,112
25,700	Titan International, Inc.	348,749
13,400	Trinity Industries, Inc.	298,418
		1,725,311
	Marine – 1.43%
9,400	Nordic American Tanker Shipping Ltd.	251,544
	Media – 2.90%
11,400	Arbitron, Inc.	318,858
13,900	World Wrestling Entertainment, Inc.	193,349
		512,207
	Multiline Retail – 0.76%
5,700	Dillards, Inc.	134,748
	Multi-Utilities – 2.57%
10,600	Northwestern Corp.	302,100
3,800	OGE Energy Corp.	151,506
		453,606
	Oil, Gas & Consumable Fuels – 1.31%
7,300	Berry Petroleum Co.	231,629
		231,629
	Paper & Forest Products – 1.23%
14,300	Neenah Paper, Inc.	217,360
	Pharmaceuticals – 0.47%
1,300	Perrigo Co.	83,486

Shares		Value
	Real Estate Investment Trusts – 8.25%
8,300	American Campus Communities, Inc.	$252,652
17,900	Dynex Cap, Inc.	192,962
3,900	Equity Lifestyle Properties, Inc.	212,472
7,900	Healthcare Realty Trust, Inc.	184,781
18,400	Medical Properties Trust, Inc.	186,576
4,600	Sovran Self Storage, Inc.	174,340
14,400	Walter Investment Management Corp.	251,856
		1,455,639
	Software – 0.97%
6,700	Jack Henry & Associates, Inc.	170,850
	Specialty Retail – 4.38%
16,650	Aaron's, Inc.	306,360
15,600	Foot Locker, Inc.	226,668
2,900	PetSmart, Inc.	101,500
10,600	Stage Stores, Inc.	137,800
		772,328
	Textiles, Apparel & Luxury Goods – 1.24%
21,300	R.G. Barry Corp.	219,177
	Thrifts & Mortgage Finance – 6.87%
27,000	Beneficial Mutual Bancorp, Inc. (a)	242,190
4,600	Iberiabank Corp.	229,908
20,100	Northwest Bancshares, Inc.	224,919
20,600	Oritani Financial Corp.	205,588
9,300	Territorial Bancorp, Inc.	156,519
19,700	Westfield Financial, Inc.	153,660
		1,212,784
	Trading Companies & Distributors – 4.55%
9,400	Kaman Corp.	246,374
4,000	MSC Industrial Direct Co.	216,160

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Trading Companies & Distributors – (continued)
12,700	Textainer Group Holdings Ltd.	$339,598
		802,132
	Water Utilities – 1.31%
11,300	Aqua America, Inc.	230,520
	Total Common Stocks (Cost $15,711,714)	$17,271,718
	EXCHANGE TRADED FUNDS – 1.02%
	Funds, Trusts & Other Financial Vehicles – 1.02%
2,900	iShares Russell 2000 Value Index Fund	$179,510
	Total Exchange Traded Funds (Cost $169,775)	$179,510
	SHORT TERM INVESTMENTS – 1.24%
	Money Market Funds – 1.24%
219,595	Fidelity Government Portfolio, 0.06%	$219,595
	Total Short Term Investments (Cost $219,595)	$219,595
	Total Investments – 100.14% (Cost $16,101,084)	$17,670,823
	Liabilities in Excess of Other Assets – (0.14)%	(24,695)
	TOTAL NET ASSETS – 100.00%	$17,646,128

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 99.88%
	Capital Markets – 6.33%
71,000	Epoch Holding Corp.	$914,480
37,000	Invesco Ltd.	785,510
23,000	Lazard Ltd.	806,840
29,000	Legg Mason, Inc.	878,990
82,000	Pzena Investment Management, Inc.	563,340
60,000	Safeguard Scientifics, Inc. (a)	751,800
13,500	Stifel Financial Corp. (a)	624,915
		5,325,875
	Chemicals – 4.72%
15,400	Ashland, Inc.	751,058
11,000	FMC Corp.	752,510
51,800	Solutia, Inc. (a)	829,836
33,000	W.R. Grace & Co. (a)	922,020
41,000	Zep, Inc.	715,040
		3,970,464
	Commercial Banks – 1.04%
21,500	CIT Group, Inc. (a)	877,630
	Commercial Services & Supplies – 1.96%
35,000	The Brink's Co.	805,000
50,000	R.R. Donnelley & Sons Co.	848,000
		1,653,000
	Computers & Peripherals – 0.86%
53,000	NCR Corp. (a)	722,390
	Construction & Engineering – 4.39%
27,000	AECOM Technology Corp. (a)	655,020
34,400	Chicago Bridge & Iron Co. (a)	841,080
30,000	Foster Wheeler AG (a)	733,800
39,500	Quanta Services, Inc. (a)	753,660
21,200	Shaw Group, Inc. (a)	711,472
		3,695,032
	Construction Materials – 0.79%
21,000	Texas Industries, Inc.	661,920

Shares		Value
	Consumer Finance – 1.00%
50,400	Discover Financial Services	$840,672
	Containers & Packaging – 1.80%
25,000	Bemis, Inc.	793,750
38,500	Temple-Inland, Inc.	718,410
		1,512,160
	Diversified Financial Services – 1.79%
2,800	CME Group, Inc.	729,260
37,000	PHH Corp. (a)	779,220
		1,508,480
	Electric Utilities – 0.93%
12,500	ITC Holdings Corp.	778,125
	Electrical Equipment – 2.55%
16,000	Acuity Brands, Inc.	707,840
33,000	The Babcock & Wilcox Co. (a)	702,240
18,000	Thomas & Betts Corp. (a)	738,360
		2,148,440
	Energy Equipment & Services – 2.91%
15,500	Dril-Quip, Inc. (a)	962,705
32,100	Exterran Holdings, Inc. (a)	728,991
83,000	Willbros Group, Inc. (a)	761,110
		2,452,806
	Gas Utilities – 1.92%
17,000	National Fuel Gas Co.	880,770
42,000	Questar Corp.	736,260
		1,617,030
	Health Care Equipment & Supplies – 2.62%
32,000	CareFusion Corp. (a)	794,880
18,500	Covidien Plc	743,515
18,500	Hill-Rom Holdings, Inc.	663,965
		2,202,360
	Health Care Providers & Services – 2.41%
19,000	AmerisourceBergen Corp.	582,540
22,500	Cardinal Health, Inc.	743,400
12,000	Henry Schein, Inc. (a)	702,960
		2,028,900

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Hotels, Restaurants & Leisure – 7.10%
270,000	Denny's Corp. (a)	$839,700
25,000	DineEquity, Inc. (a)	1,124,500
27,000	Gaylord Entertainment Co. (a)	823,500
74,000	MGM Resorts International (a)	834,720
79,000	Orient-Express Hotels Ltd. (a)	880,850
19,500	Vail Resorts, Inc. (a)	731,640
27,000	Wyndham Worldwide Corp.	741,690
		5,976,600
	Household Durables – 3.74%
25,000	Jarden Corp.	778,250
7,900	National Presto Industries, Inc.	841,113
85,000	Pulte Group, Inc. (a)	744,600
41,200	Toll Brothers, Inc. (a)	783,624
		3,147,587
	Household Products – 0.84%
49,000	Orchids Paper Products Co. (a)	708,050
	Industrial Conglomerates – 1.02%
58,000	McDermott International, Inc. (a)	857,240
	Insurance – 3.83%
26,000	Arthur J. Gallagher & Co.	685,620
152,000	CNO Financial Group, Inc. (a)	842,080
62,200	First American Financial Corp.	929,268
63,000	Genworth Financial, Inc. (a)	769,860
		3,226,828
	IT Services – 3.96%
36,500	Broadridge Financial Solutions, Inc.	834,755
47,000	Corelogic, Inc.	900,520
22,000	Teradata Corp. (a)	848,320
21,000	Wright Express Corp. (a)	749,910
		3,333,505

Shares		Value
	Machinery – 14.98%
12,700	Bucyrus International, Inc.	$880,745
58,100	Colfax Corp. (a)	863,947
24,000	EnPro Industries, Inc. (a)	750,720
130,000	Federal Signal Corp.	700,700
7,500	Flowserve Corp.	820,650
64,600	The Greenbrier Companies (a)	1,007,114
47,500	John Bean Technologies Corp.	765,225
12,500	Joy Global, Inc.	879,000
14,800	LB Foster Co. (a)	428,312
73,000	Manitowoc, Inc.	884,030
21,000	Tennant Co.	648,900
34,000	Terex Corp. (a)	779,280
20,000	Timken Co.	767,200
64,000	Titan International, Inc.	868,480
38,000	Trinity Industries, Inc.	846,260
15,000	Wabtec Corp.	716,850
		12,607,413
	Media – 1.81%
116,000	Belo Corp. (a)	719,200
38,000	Madison Square Garden, Inc. (a)	801,040
		1,520,240
	Metals & Mining – 2.80%
25,000	AMCOL International Corp.	654,750
18,000	Kaiser Aluminum Corp.	770,220
11,500	Walter Energy, Inc.	934,835
		2,359,805
	Multi-Utilities – 0.82%
12,000	Wisconsin Energy Corp.	693,600
	Oil, Gas & Consumable Fuels – 6.54%
21,000	Consol Energy, Inc.	776,160
19,500	Continental Resources, Inc. (a)	904,020
51,000	Exco Resources, Inc.	758,370
46,000	Oasis Petroleum, Inc. (a)	891,020
44,000	Petrohawk Energy Corp. (a)	710,160

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Oil, Gas & Consumable Fuels – (continued)
19,000	Range Resources Corp.	$724,470
67,000	Resolute Energy Corp. (a)	741,020
		5,505,220
	Paper & Forest Products – 1.97%
13,000	Clearwater Paper Corp. (a)	989,040
15,000	Deltic Timber Corp.	672,000
		1,661,040
	Pharmaceuticals – 1.14%
15,000	Perrigo Co.	963,300
	Real Estate Investment Trusts – 1.25%
60,000	Walter Investment Management Corp.	1,049,400
	Real Estate Management & Development – 0.95%
47,000	Forestar Group, Inc. (a)	801,350
	Road & Rail – 2.77%
19,500	Genesee & Wyoming, Inc. (a)	846,105
22,200	Kansas City Southern (a)	830,502
68,000	RailAmerica, Inc. (a)	654,840
		2,331,447
	Specialty Retail – 1.98%
57,000	Foot Locker, Inc.	828,210
24,000	PetSmart, Inc.	840,000
		1,668,210
	Textiles, Apparel & Luxury Goods – 1.03%
33,500	Hanesbrands, Inc. (a)	866,310
	Thrifts & Mortgage Finance – 3.33%
95,000	MGIC Investment Corp. (a)	876,850
54,000	Northwest Bancshares, Inc.	604,260
77,000	Oritani Financial Corp.	768,460
33,000	Territorial Bancorp, Inc.	555,390
		2,804,960
	Total Common Stocks (Cost $71,998,343)	$84,077,389

Shares		Value
	EXCHANGE TRADED FUNDS – 0.22%
	Funds, Trusts & Other Financial Vehicles – 0.22%
3,000	iShares Russell 2000 Value Index Fund	$185,700
	Total Exchange Traded Funds (Cost $174,870)	$185,700
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
608	Fidelity Government Portfolio, 0.06%	$608
	Total Short Term Investments (Cost $608)	$608
	Total Investments – 100.10% (Cost $72,173,822)	$84,263,697
	Liabilities in Excess of Other Assets – (0.10)%	(82,261)
	TOTAL NET ASSETS – 100.00%	$84,181,436

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 100.07%
	Aerospace & Defense – 1.96%
26,200	ITT Corp.	$1,226,946
	Beverages – 0.80%
14,000	Dr. Pepper Snapple Group, Inc.	497,280
	Capital Markets – 8.98%
30,000	Ameriprise Financial, Inc.	1,419,900
77,000	Invesco Ltd.	1,634,710
34,000	Lazard Ltd.	1,192,720
45,000	Legg Mason, Inc.	1,363,950
		5,611,280
	Chemicals – 4.08%
26,100	Ashland, Inc.	1,272,897
18,700	FMC Corp.	1,279,267
		2,552,164
	Commercial Banks – 3.91%
18,000	BOK Financial Corp.	812,340
40,000	CIT Group, Inc. (a)	1,632,800
		2,445,140
	Commercial Services & Supplies – 1.44%
53,000	R.R. Donnelley & Sons Co.	898,880
	Construction & Engineering – 2.04%
43,000	Quanta Services, Inc. (a)	820,440
13,500	Shaw Group, Inc. (a)	453,060
		1,273,500
	Construction Materials – 2.01%
16,300	Martin Marietta Materials, Inc.	1,254,611
	Consumer Finance – 1.68%
63,000	Discover Financial Services	1,050,840
	Diversified Financial Services – 3.58%
4,000	CME Group, Inc.	1,041,800
50,700	Leucadia National Corp. (a)	1,197,534
		2,239,334
	Electric Utilities – 1.70%
17,100	ITC Holdings Corp.	1,064,475

Shares		Value
	Electrical Equipment – 1.21%
35,400	The Babcock & Wilcox Co. (a)	$753,312
	Energy Equipment & Services – 3.85%
20,000	FMC Technologies, Inc. (a)	1,365,800
28,000	Unit Corp. (a)	1,044,120
		2,409,920
	Food Products – 2.06%
22,000	Ralcorp Holdings, Inc. (a)	1,286,560
	Gas Utilities – 4.00%
29,000	National Fuel Gas Co.	1,502,490
57,000	Questar Corp.	999,210
		2,501,700
	Health Care Equipment & Supplies – 1.03%
20,200	Dentsply International, Inc.	645,794
	Health Care Providers & Services – 4.51%
34,800	AmerisourceBergen Corp.	1,066,968
22,400	Cardinal Health, Inc.	740,096
17,300	Henry Schein, Inc. (a)	1,013,434
		2,820,498
	Hotels, Restaurants & Leisure – 3.82%
125,000	MGM Resorts International (a)	1,410,000
35,600	Wyndham Worldwide Corp.	977,932
		2,387,932
	Household Durables – 2.02%
64,000	D.R. Horton, Inc.	711,680
29,000	Toll Brothers, Inc. (a)	551,580
		1,263,260
	Industrial Conglomerates – 1.70%
72,000	McDermott International, Inc. (a)	1,064,160
	Insurance – 8.34%
74,000	Genworth Financial, Inc. (a)	904,280
40,000	HCC Insurance Holdings, Inc.	1,043,600
15,700	PartnerRe Ltd.	1,258,826

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Insurance – (continued)
17,500	Reinsurance Group of America, Inc.	$845,075
43,000	W.R. Berkley Corp.	1,164,010
		5,215,791
	IT Services – 8.20%
56,000	Broadridge Financial Solutions, Inc.	1,280,720
67,500	Corelogic, Inc.	1,293,300
50,000	Fidelity National Information Services, Inc.	1,356,500
35,900	Lender Processing Services, Inc.	1,192,957
		5,123,477
	Machinery – 4.10%
29,300	Ingersoll-Rand Plc	1,046,303
21,600	Joy Global, Inc.	1,518,912
		2,565,215
	Metals & Mining – 2.00%
15,400	Walter Energy, Inc.	1,251,866
	Multiline Retail – 2.15%
27,500	Dollar Tree, Inc. (a)	1,340,900
	Multi-Utilities – 3.41%
23,000	OGE Energy Corp.	917,010
21,000	Wisconsin Energy Corp.	1,213,800
		2,130,810
	Oil, Gas & Consumable Fuels – 5.02%
26,000	Consol Energy, Inc.	960,960
12,500	Continental Resources, Inc. (a)	579,500
35,500	Petrohawk Energy Corp. (a)	572,970
34,000	QEP Resources, Inc.	1,024,760
		3,138,190
	Pharmaceuticals – 2.04%
19,900	Perrigo Co.	1,277,978
	Road & Rail – 2.15%
36,000	Kansas City Southern (a)	1,346,760

Shares		Value
	Specialty Retail – 3.29%
14,000	Advance Auto Parts, Inc.	$821,520
35,300	PetSmart, Inc.	1,235,500
		2,057,020
	Textiles, Apparel & Luxury Goods – 1.20%
29,000	Hanesbrands, Inc. (a)	749,940
	Water Utilities – 1.79%
48,000	American Water Works Co., Inc.	1,116,961
	Total Common Stocks (Cost $50,449,142)	$62,562,494
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
816	Fidelity Government Portfolio, 0.06%	$816
	Total Short Term Investments (Cost $816)	$816
	Total Investments – 100.07% (Cost $50,449,958)	$62,563,310
	Liabilities in Excess of Other Assets – (0.07)%	(45,082)
	TOTAL NET ASSETS – 100.00%	$62,518,228

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 98.47%
	Aerospace & Defense – 1.27%
20,000	ITT Corp.	$936,600
	Beverages – 0.77%
16,000	Dr. Pepper Snapple Group, Inc.	568,320
	Capital Markets – 7.17%
112,000	Epoch Holding Corp.	1,442,560
48,000	Invesco Ltd.	1,019,040
35,000	Legg Mason, Inc.	1,060,850
102,000	Pzena Investment Management, Inc.	700,740
23,000	Stifel Financial Corp. (a)	1,064,670
		5,287,860
	Chemicals – 4.57%
21,300	Ashland, Inc.	1,038,801
19,000	FMC Corp.	1,299,790
59,000	Zep, Inc.	1,028,960
		3,367,551
	Commercial Banks – 1.72%
31,000	CIT Group, Inc. (a)	1,265,420
	Computers & Peripherals – 1.13%
61,000	NCR Corp. (a)	831,430
	Construction & Engineering – 6.43%
34,000	AECOM Technology Corp. (a)	824,840
52,000	Chicago Bridge & Iron Co. (a)	1,271,400
37,000	Foster Wheeler AG (a)	905,020
42,000	Quanta Services, Inc. (a)	801,360
28,000	Shaw Group, Inc. (a)	939,680
		4,742,300
	Construction Materials – 1.07%
25,000	Texas Industries, Inc.	788,000
	Electrical Equipment – 4.00%
25,000	Acuity Brands, Inc.	1,106,000
37,000	The Babcock & Wilcox Co. (a)	787,360
18,000	Regal Beloit Corp.	1,056,420
		2,949,780

Shares		Value
	Energy Equipment & Services – 1.81%
21,500	Dril-Quip, Inc. (a)	$1,335,365
	Gas Utilities – 2.65%
22,500	National Fuel Gas Co.	1,165,725
45,000	Questar Corp.	788,850
		1,954,575
	Health Care Equipment & Supplies – 2.82%
44,000	CareFusion Corp. (a)	1,092,960
24,500	Covidien Plc	984,655
		2,077,615
	Health Care Providers & Services – 4.36%
36,000	AmerisourceBergen Corp.	1,103,760
33,000	Cardinal Health, Inc.	1,090,320
17,500	Henry Schein, Inc. (a)	1,025,150
		3,219,230
	Hotels, Restaurants & Leisure – 6.53%
35,000	DineEquity, Inc. (a)	1,574,300
90,000	MGM Resorts International (a)	1,015,200
84,000	Orient-Express Hotels Ltd. (a)	936,600
47,000	Wyndham Worldwide Corp.	1,291,090
		4,817,190
	Household Durables – 3.91%
80,000	D.R. Horton, Inc.	889,600
116,000	Pulte Group, Inc. (a)	1,016,160
51,500	Toll Brothers, Inc. (a)	979,530
		2,885,290
	Household Products – 0.65%
33,000	Orchids Paper Products Co. (a)	476,850
	Industrial Conglomerates – 2.79%
69,500	McDermott International, Inc. (a)	1,027,210
28,000	Tyco International Ltd.	1,028,440
		2,055,650

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Insurance – 4.70%
15,000	Ace Ltd.	$873,750
69,000	First American Financial Corp.	1,030,860
9,000	PartnerRe Ltd.	721,620
31,000	W.R. Berkley Corp.	839,170
		3,465,400
	IT Services – 5.14%
53,000	Broadridge Financial Solutions, Inc.	1,212,110
62,000	Corelogic, Inc.	1,187,920
36,000	Teradata Corp. (a)	1,388,160
		3,788,190
	Machinery – 4.25%
8,500	Flowserve Corp.	930,070
19,000	Joy Global, Inc.	1,336,080
30,000	LB Foster Co. (a)	868,200
		3,134,350
	Media – 1.23%
43,000	Madison Square Garden, Inc. (a)	906,440
	Metals & Mining – 4.23%
38,000	AMCOL International Corp.	995,220
25,000	Kaiser Aluminum Corp.	1,069,750
13,000	Walter Energy, Inc.	1,056,770
		3,121,740
	Multiline Retail – 2.76%
50,000	Dillards, Inc.	1,182,000
17,500	Dollar Tree, Inc. (a)	853,300
		2,035,300
	Oil, Gas & Consumable Fuels – 8.10%
27,500	Continental Resources, Inc. (a)	1,274,900
36,000	Encana Corp.	1,088,280
74,000	Exco Resources, Inc.	1,100,380
48,000	Petrohawk Energy Corp. (a)	774,720
18,000	Range Resources Corp.	686,340
55,000	Williams Companies Inc.	1,051,050
		5,975,670

Shares		Value
	Paper & Forest Products – 1.86%
18,000	Clearwater Paper Corp. (a)	$1,369,440
	Pharmaceuticals – 1.52%
17,500	Perrigo Co.	1,123,850
	Real Estate Investment Trusts – 1.71%
72,000	Walter Investment Management Corp.	1,259,280
	Real Estate Management & Development – 1.46%
63,000	Forestar Group, Inc. (a)	1,074,150
	Road & Rail – 3.65%
30,000	Genesee & Wyoming, Inc. (a)	1,301,700
17,000	Union Pacific Corp.	1,390,600
		2,692,300
	Specialty Retail – 3.44%
34,000	PetSmart, Inc.	1,190,000
120,000	Sally Beauty Holdings, Inc. (a)	1,344,000
		2,534,000
	Thrifts & Mortgage Finance – 0.77%
51,000	Northwest Bancshares, Inc.	570,690
	Total Common Stocks (Cost $59,255,496)	$72,609,826
Contracts
	WARRANTS – 1.36%
	Diversified Financial Services – 1.36%
70,000	Bank of America Corp. Expiration: January 16, 2019, Excercise Price: $13.30 (a)	$454,300
47,000	JPMorgan Chase & Co. Expiration: October 28, 2018, Excercise Price: $42.42 (a)	548,490
	Total Warrants (Cost $1,286,238)	$1,002,790

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
284	Fidelity Government Portfolio, 0.06%	$284
	Total Short Term Investments (Cost $284)	$284
	Total Investments – 99.83% (Cost $60,542,018)	$73,612,900
	Other Assets in Excess of Liabilities – 0.17%	123,996
	TOTAL NET ASSETS – 100.00%	$73,736,896

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
	COMMON STOCKS – 95.85%
	Capital Markets – 5.70%
21,750	Epoch Holding Corp.	$280,140
12,050	Invesco Ltd.	255,822
7,000	Lazard Ltd.	245,560
9,500	Legg Mason, Inc.	287,945
30,000	Pzena Investment Management, Inc.	206,100
20,000	Safeguard Scientifics, Inc. (a)	250,600
		1,526,167
	Chemicals – 5.61%
6,800	Arch Chemicals, Inc.	238,612
5,450	Ashland, Inc.	265,796
3,600	FMC Corp.	246,276
15,000	Solutia, Inc. (a)	240,300
9,000	W.R. Grace & Co. (a)	251,460
15,000	Zep, Inc.	261,600
		1,504,044
	Commercial Banks – 0.99%
6,500	CIT Group, Inc. (a)	265,330
	Commercial Services & Supplies – 1.86%
10,600	The Brink's Co.	243,800
15,000	R.R. Donnelley & Sons Co.	254,400
		498,200
	Computers & Peripherals – 0.89%
17,500	NCR Corp. (a)	238,525
	Construction & Engineering – 4.51%
9,200	AECOM Technology Corp. (a)	223,192
11,600	Chicago Bridge & Iron Co. (a)	283,620
9,000	Foster Wheeler AG (a)	220,140
12,000	Quanta Services, Inc. (a)	228,960
7,500	Shaw Group, Inc. (a)	251,700
		1,207,612
	Construction Materials – 0.76%
6,500	Texas Industries, Inc.	204,880

Shares		Value
	Consumer Finance – 0.93%
15,000	Discover Financial Services	$250,200
	Containers & Packaging – 2.01%
7,550	Bemis, Inc.	239,713
16,000	Temple-Inland, Inc.	298,560
		538,273
	Diversified Financial Services – 1.80%
800	CME Group, Inc.	208,360
13,000	PHH Corp. (a)	273,780
		482,140
	Electric Utilities – 0.93%
4,000	ITC Holdings Corp.	249,000
	Electrical Equipment – 2.73%
5,700	Acuity Brands, Inc.	252,168
11,000	The Babcock & Wilcox Co. (a)	234,080
6,000	Thomas & Betts Corp. (a)	246,120
		732,368
	Energy Equipment & Services – 2.89%
4,500	Dril-Quip, Inc. (a)	279,495
10,500	Exterran Holdings, Inc. (a)	238,455
28,000	Willbros Group, Inc. (a)	256,760
		774,710
	Gas Utilities – 1.72%
4,500	National Fuel Gas Co.	233,145
13,000	Questar Corp.	227,890
		461,035
	Health Care Equipment & Supplies – 2.24%
14,000	CareFusion Corp. (a)	347,760
7,000	Hill-Rom Holdings, Inc.	251,230
		598,990
	Health Care Providers & Services – 0.92%
8,000	AmerisourceBergen Corp.	245,280
	Hotels, Restaurants & Leisure – 7.29%
95,000	Denny's Corp. (a)	295,450
6,500	DineEquity, Inc. (a)	292,370

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
9,000	Gaylord Entertainment Co. (a)	$274,500
25,000	MGM Resorts International (a)	282,000
26,000	Orient-Express Hotels Ltd. (a)	289,900
5,800	Vail Resorts, Inc. (a)	217,616
11,000	Wyndham Worldwide Corp.	302,170
		1,954,006
	Household Durables – 2.95%
8,500	Jarden Corp.	264,605
29,800	Pulte Group, Inc. (a)	261,048
13,900	Toll Brothers, Inc. (a)	264,378
		790,031
	Household Products – 0.86%
16,000	Orchids Paper Products Co. (a)	231,200
	Industrial Conglomerates – 0.97%
17,500	McDermott International, Inc. (a)	258,650
	Insurance – 2.82%
45,000	CNO Financial Group, Inc. (a)	249,300
18,000	First American Financial Corp.	268,920
19,400	Genworth Financial, Inc. (a)	237,068
		755,288
	IT Services – 4.58%
11,000	Broadridge Financial Solutions, Inc.	251,570
19,000	Corelogic, Inc.	364,040
7,500	Teradata Corp. (a)	289,200
9,000	Wright Express Corp. (a)	321,390
		1,226,200
	Machinery – 15.72%
4,000	Bucyrus International, Inc.	277,400
18,000	Colfax Corp. (a)	267,660
7,500	EnPro Industries, Inc. (a)	234,600

Shares		Value
	Machinery – (continued)
42,000	Federal Signal Corp.	$226,380
2,650	Flowserve Corp.	289,963
23,500	The Greenbrier Companies (a)	366,365
14,999	John Bean Technologies Corp.	241,634
4,000	Joy Global, Inc.	281,280
5,550	LB Foster Co. (a)	160,617
23,000	Manitowoc, Inc.	278,530
8,000	Tennant Co.	247,200
11,000	Terex Corp. (a)	252,120
7,000	Timken Co.	268,520
20,600	Titan International, Inc.	279,542
12,600	Trinity Industries, Inc.	280,602
5,400	Wabtec Corp.	258,066
		4,210,479
	Media – 1.89%
41,000	Belo Corp. (a)	254,200
12,000	Madison Square Garden, Inc. (a)	252,960
		507,160
	Metals & Mining – 2.04%
8,400	AMCOL International Corp.	219,996
4,000	Walter Energy, Inc.	325,160
		545,156
	Oil, Gas & Consumable Fuels – 6.85%
6,500	Consol Energy, Inc.	240,240
6,000	Continental Resources, Inc. (a)	278,160
16,500	Exco Resources, Inc.	245,355
16,000	Oasis Petroleum, Inc. (a)	309,920
15,500	Petrohawk Energy Corp. (a)	250,170
7,300	Range Resources Corp.	278,349
21,000	Resolute Energy Corp. (a)	232,260
		1,834,454

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
	Paper & Forest Products – 2.13%
4,500	Clearwater Paper Corp. (a)	$342,360
5,100	Deltic Timber Corp.	228,480
		570,840
	Pharmaceuticals – 1.08%
4,500	Perrigo Co.	288,990
	Real Estate Investment Trusts – 0.63%
9,720	Walter Investment Management Corp.	170,003
	Real Estate Management & Development – 0.95%
15,000	Forestar Group, Inc. (a)	255,750
	Road & Rail – 3.93%
3,500	Amerco (a)	278,180
5,850	Genesee & Wyoming, Inc. (a)	253,831
8,000	Kansas City Southern (a)	299,280
23,000	RailAmerica, Inc. (a)	221,490
		1,052,781
	Specialty Retail – 1.78%
17,000	Foot Locker, Inc.	247,010
6,550	PetSmart, Inc.	229,250
		476,260
	Textiles, Apparel & Luxury Goods – 0.97%
10,000	Hanesbrands, Inc. (a)	258,600
	Thrifts & Mortgage Finance – 1.92%
30,800	MGIC Investment Corp. (a)	284,284
23,000	Oritani Financial Corp.	229,540
		513,824
	Total Common Stocks (Cost $26,070,089)	$25,676,426

Shares		Value
	EXCHANGE TRADED FUNDS – 0.92%
	Funds, Trusts & Other Financial Vehicles – 0.92%
4,000	iShares Russell 2000 Value Index Fund	$247,600
	Total Exchange Traded Funds (Cost $243,708)	$247,600
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
614	Fidelity Government Portfolio, 0.06%	$614
	Total Short Term Investments (Cost $614)	$614
	Total Investments – 96.77% (Cost $26,314,411)	$25,924,640
	Other Assets in Excess of Liabilities – 3.23%	866,489
	TOTAL NET ASSETS – 100.00%	$26,791,129

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Small Cap Value Fund		Small Cap Dividend Value Fund	Small-Mid Cap Value Fund
ASSETS:
Investments, at value (1)(3)
Unaffiliated issuers	$2,942,803,264	(3)	$17,670,823	$84,263,697
Affiliated issuers	966,291,960	(3)	—	—
Cash	—		—	—
Receivable for investments sold	14,981,491		200,056	184,685
Receivable for shares issued	6,352,436		45,489	187,216
Dividends and interest receivable	3,167,301		40,506	52,123
Prepaid expenses and other assets	41,642		18,700	15,608
Total Assets	3,933,638,094		17,975,574	84,703,329
LIABILITIES:
Payable for investments purchased	4,779,751		291,466	32,416
Payable for shares redeemed	13,171,171		22	296,619
Payable upon return of securities on loan	65,067,794		—	—
Payable on line of credit	—		—	71,000
Payable to Adviser	2,867,373		2,935	59,003
Accrued 12b-1 fees - Class A	565,348		614	9,317
Other accrued expenses	1,280,824		34,409	53,538
Total Liabilities	87,732,261		329,446	521,893
NET ASSETS	$3,845,905,833		$17,646,128	$84,181,436
NET ASSETS CONSIST OF:
Capital stock	$5,041,168,115		$15,449,197	$79,402,061
Accumulated undistributed net investment income	—		18,406	—
Accumulated undistributed net realized gain/(loss) on investments	(1,456,408,853)		608,844	(7,310,204)
Net unrealized appreciation/(depreciation) on investments and non-interested Directors' deferred compensation	261,146,571		1,569,681	12,089,579
NET ASSETS	$3,845,905,833		$17,646,128	$84,181,436
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000		100,000,000	100,000,000
Issued and outstanding	156,868,300		338,701	5,823,915
NET ASSETS	$3,321,355,839		$3,918,196	$51,871,051
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$21.17		$11.57	$8.91
MAXIMUM OFFERING PRICE PER SHARE (2)	$22.17		$12.11	$9.33
Class I Shares
Authorized	100,000,000		100,000,000	100,000,000
Issued and outstanding	24,650,458		1,186,187	3,604,643
NET ASSETS	$524,549,994		$13,727,932	$32,310,385
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$21.28		$11.57	$8.96
(1) Cost of Investments
Unaffiliated issuers	$2,492,713,066		$16,101,084	$72,173,822
Affiliated issuers	1,155,233,146		—	—

(2)  Includes a sales load of 4.50% (see Note 7).

(3)  See note 2F of Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010 (Continued)

	Mid Cap Value Fund	All Cap Value Fund	Alternative Value Fund
ASSETS:
Investments, at value (1)(3)
Unaffiliated issuers	$62,563,310	$73,612,900	$25,924,640
Affiliated issuers	—	—	—
Cash	2,051	6,120	987,694
Receivable for investments sold	195,669	558,122	—
Receivable for shares issued	94,704	37,132	100,750
Dividends and interest receivable	48,917	71,910	10,218
Prepaid expenses and other assets	15,836	11,195	23,973
Total Assets	62,920,487	74,297,379	27,047,275
LIABILITIES:
Payable for investments purchased	154,481	—	—
Payable for shares redeemed	134,550	185,075	49,562
Payable upon return of securities on loan	—	—	—
Payable on line of credit	12,000	269,000	150,000
Payable to Adviser	41,854	50,857	20,570
Accrued 12b-1 fees - Class A	9,457	8,429	161
Other accrued expenses	49,917	47,122	35,853
Total Liabilities	402,259	560,483	256,146
NET ASSETS	$62,518,228	$73,736,896	$26,791,129
NET ASSETS CONSIST OF:
Capital stock	$108,829,198	$103,254,669	$22,110,453
Accumulated undistributed net investment income	(93)	—	—
Accumulated undistributed net realized gain/(loss) on investments	(58,423,971)	(42,588,358)	5,070,543
Net unrealized appreciation/(depreciation) on investments and non-interested Directors' deferred compensation	12,113,094	13,070,585	(389,867)
NET ASSETS	$62,518,228	$73,736,896	$26,791,129
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	5,449,369	5,341,207	251,405
NET ASSETS	$47,868,141	$52,198,154	$2,269,584
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$8.78	$9.77	$9.03
MAXIMUM OFFERING PRICE PER SHARE (2)	$9.20	$10.23	$9.45
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	1,659,526	2,193,557	2,708,573
NET ASSETS	$14,650,087	$21,538,742	$24,521,545
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$8.83	$9.82	$9.05
(1) Cost of Investments
Unaffiliated issuers	$50,449,958	$60,542,018	$26,314,411
Affiliated issuers	—	—	—

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Periods Ended September 30, 2010

	Small Cap Value Fund	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$35,896,618	$327,079	$782,790
Affiliated issuers	14,406,148	—	—
Less: Foreign withholding tax	—	—	—
Interest income	4,324	90	275
Securities Lending Income, net	102,205	—	—
Other Income	1,707	—	—
Total Investment Income	50,411,002	327,169	783,065
EXPENSES:
Investment advisory fees	40,141,939	118,188	662,141
12b-1 fees - Class A	9,708,108	3,760	97,660
Shareholder servicing fees	2,174,552	5,910	33,107
Transfer agent fees and expenses	2,978,354	11,685	45,905
Federal and state registration fees	124,949	29,182	40,017
Audit expense	57,225	24,318	23,654
Fund accounting and administration fees	844,390	6,315	18,821
Directors' fees	477,963	1,859	8,738
Custody fees	203,672	4,210	10,708
Reports to shareholders	520,418	10,641	9,116
Organizational costs	—	17,973	—
Other	859,915	8,004	11,095
Total expenses before reimbursement	58,091,485	242,045	960,962
Reimbursement of expenses by Adviser	—	(102,542)	(107,536)
NET EXPENSES	58,091,485	139,503	853,426
NET INVESTMENT INCOME/(LOSS)	(7,680,483)	187,666	(70,361)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of Unaffiliated issuers	(61,781,884)	357,489	(636,988)
Affiliated issuers	(112,391,046)	—	—
Securities sold short	—	—	—
Futures contracts	—	—	—
Change in net unrealized appreciation on investments and non-interested Directors' deferred compensation	625,545,795	1,569,681	4,525,575
Net gain/(loss) on Investments	451,372,865	1,927,170	3,888,587
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$443,692,382	$2,114,836	$3,818,226

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Periods Ended September 30, 2010 (Continued)

	Mid Cap Value Fund	All Cap Value Fund	Alternative Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$721,042	$931,629	$109,202
Affiliated issuers	—	—	—
Less: Foreign withholding tax	(961)	(3,623)	—
Interest income	17	44	67
Securities Lending Income, net	—	—	—
Other Income	—	—	2
Total Investment Income	720,098	928,050	109,271
EXPENSES:
Investment advisory fees	680,939	779,104	210,053
12b-1 fees - Class A	134,717	142,410	937
Shareholder servicing fees	34,047	38,955	6,564
Transfer agent fees and expenses	47,114	53,329	12,498
Federal and state registration fees	44,622	44,147	17,438
Audit expense	23,715	23,706	23,566
Fund accounting and administration fees	15,903	19,223	5,845
Directors' fees	7,935	8,554	1,578
Custody fees	5,408	5,868	4,057
Reports to shareholders	10,022	8,412	2,034
Organizational costs	—	—	—
Other	15,124	16,865	8,381
Total expenses before reimbursement	1,019,546	1,140,573	292,951
Reimbursement of expenses by Adviser	(104,747)	(105,771)	(74,653)
NET EXPENSES	914,799	1,034,802	218,298
NET INVESTMENT INCOME/(LOSS)	(194,701)	(106,752)	(109,027)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of Unaffiliated issuers	8,120,216	(3,615,711)	(1,073,755)
Affiliated issuers	—	—	—
Securities sold short	—	—	(937,123)
Futures contracts	—	—	(573,986)
Change in net unrealized appreciation on investments and non-interested Directors' deferred compensation	(2,563,409)	10,153,822	(389,867)
Net gain/(loss) on Investments	5,556,807	6,538,111	(2,974,731)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,362,106	$6,431,359	$(3,083,758)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund		Small Cap Dividend Value Fund	Small-Mid Cap Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	From December 1, 2009 (Commencement Date) to September 30, 2010	Year Ended September 30, 2010	Year Ended September 30, 2009
OPERATIONS:
Net investment income/(loss)	$(7,680,483)	$9,362,113	$187,666	$(70,361)	$23,736
Net realized gain/(loss) on investments	(174,172,930)	(1,272,539,221)	357,489	(636,988)	(6,068,456)
Change in net unrealized appreciation on investments	625,545,795	(172,182,107)	1,569,681	4,525,575	10,239,369
Net increase/(decrease) in net assets resulting from operations	443,692,382	(1,435,359,215)	2,114,836	3,818,226	4,194,649
DISTRIBUTIONS:
Net investment income - Class A	(7,894,299)	—	(22,525)	—	—
Net investment income - Class I	(1,755,042)	—	(150,319)	(25,679)	—
Total Distributions	(9,649,341)	—	(172,844)	(25,679)	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	656,627,598	1,719,113,566	4,701,966	39,464,487	22,247,699
Proceeds from distributions reinvested	7,335,524	—	20,626	—	—
Cost of shares redeemed	(2,078,087,980)	(2,180,450,516)	(1,010,499)	(14,681,818)	(12,760,393)
Net increase/(decrease) from capital stock transactions	(1,414,124,858)	(461,336,950)	3,712,093	24,782,669	9,487,306
Class I Shares
Proceeds from shares issued	321,910,625	305,226,754	11,841,757	18,377,398	12,889,792
Proceeds from distributions reinvested	914,094	—	150,286	24,129	—
Cost of shares redeemed	(234,198,128)	(141,147,032)	—	(6,175,683)	(1,054,734)
Net increase from capital stock transactions	88,626,591	164,079,722	11,992,043	12,225,844	11,835,058
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(891,455,226)	(1,732,616,443)	17,646,128	40,801,060	25,517,013
NET ASSETS:
Beginning of period	4,737,361,059	6,469,977,502	—	43,380,376	17,863,363
End of period	$3,845,905,833	$4,737,361,059	$17,646,128	$84,181,436	$43,380,376
Accumulated undistributed net investment income/(loss)	—	$9,649,519	$18,406	—	$22,773
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	32,583,800	108,582,558	433,341	4,545,557	3,590,006
Issued to shareholder in reinvestment of dividends	364,048	—	1,866	—	—
Shares redeemed	(103,661,355)	(139,053,181)	(96,506)	(1,729,563)	(2,155,155)
Net increase/(decrease) from capital stock transactions	(70,713,507)	(30,470,623)	338,701	2,815,994	1,434,851
Class I Shares
Shares sold	15,775,685	19,485,975	1,172,479	2,112,905	1,965,604
Issued to shareholder in reinvestment of dividends	45,230	—	13,708	2,760	—
Shares redeemed	(11,303,301)	(9,451,473)	—	(743,383)	(152,687)
Net increase/(decrease) from capital stock transactions	4,517,614	10,034,502	1,186,187	1,372,282	1,812,917

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund		Alternative Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	From April 1, 2010 (Commencement Date) to September 30, 2010
OPERATIONS:
Net investment income/(loss)	$(194,701)	$129,515	$(106,752)	$32,219	$(109,027)
Net realized gain/(loss) on investments	8,120,216	(55,909,183)	(3,615,711)	(31,085,363)	(2,584,864)
Change in net unrealized appreciation on investments	(2,563,409)	28,207,161	10,153,822	14,369,715	(389,867)
Net increase/(decrease) in net assets resulting from operations	5,362,106	(27,572,507)	6,431,359	(16,683,429)	(3,083,758)
DISTRIBUTIONS:
Net investment income - Class A	(74,545)	—	(659)	—	—
Net investment income - Class I	(55,387)	—	(45,752)	—	—
Total Distributions	(129,932)	—	(46,411)	—	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	3,881,500	19,624,686	5,055,752	22,446,890	2,340,008
Proceeds from distributions reinvested	68,856	—	635	—	—
Cost of shares redeemed	(22,824,375)	(38,817,645)	(19,879,652)	(31,515,044)	(62,807)
Net increase/(decrease) from capital stock transactions	(18,874,019)	(19,192,959)	(14,823,265)	(9,068,154)	2,277,201
Class I Shares
Proceeds from shares issued	879,444	9,867,950	1,790,217	15,300,100	30,642,436
Proceeds from distributions reinvested	40,140	—	45,738	—	—
Cost of shares redeemed	(1,171,286)	(1,897,040)	(1,584,133)	(10,859,445)	(3,044,750)
Net increase from capital stock transactions	(251,702)	7,970,910	251,822	4,440,655	27,597,686
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(13,893,547)	(38,794,556)	(8,186,495)	(21,310,928)	26,791,129
NET ASSETS:
Beginning of period	76,411,775	115,206,331	81,923,391	103,234,319	—
End of period	$62,518,228	$76,411,775	$73,736,896	$81,923,391	$26,791,129
Accumulated undistributed net investment income/(loss)	$(93)	$129,932	—	$46,411	—
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	461,611	2,908,828	533,645	3,277,534	258,827
Issued to shareholder in reinvestment of dividends	8,246	—	66	—	—
Shares redeemed	(2,728,663)	(5,652,720)	(2,137,610)	(4,678,021)	(7,422)
Net increase/(decrease) from capital stock transactions	(2,258,806)	(2,743,892)	(1,603,899)	(1,400,487)	251,405
Class I Shares
Shares sold	104,137	1,383,837	190,802	2,210,621	3,058,177
Issued to shareholder in reinvestment of dividends	4,790	—	4,759	—	—
Shares redeemed	(140,381)	(290,943)	(167,235)	(1,745,704)	(349,604)
Net increase/(decrease) from capital stock transactions	(31,454)	1,092,894	28,326	464,917	2,708,573

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations				Dividends and Distributions
	Net asset value, beginning of period	Net investment income/ (loss)	Net realized and unrealized gain/(loss)	Net increase payment by affiliates	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Tax return of capital
Keeley Small Cap Value Fund
Class A(1)
October 1, 2009 to September 30, 2010	$19.12	$(0.05)	$2.14	$—	$2.09	$(0.04)	$—	$—
October 1, 2008 to September 30, 2009	$24.13	$0.04	$(5.05)	$—	$(5.01)	$—	$—	$—
October 1, 2007 to September 30, 2008	$28.95	$(0.08)	$(4.08)	$0.01	$(4.15)	$—	$(0.67)	$—	(5)
October 1, 2006 to September 30, 2007	$23.29	$(0.13)	$5.79	$—	$5.66	$—	$— (5)	$—
October 1, 2005 to September 30, 2006	$21.73	$(0.07)	$2.04	$—	$1.97	$—	$(0.41)	$—
Class I
October 1, 2009 to September 30, 2010	$19.20	$0.01	$2.15	$—	$2.16	$(0.08)	$—	$—
October 1, 2008 to September 30, 2009	$24.18	$0.02	$(5.00)	$—	$(4.98)	$—	$—	$—
December 31, 2007(2) to September 30, 2008	$27.28	$0.02	$(3.13)	$0.01	$(3.10)	$—	$—	$—
Keeley Small Cap Dividend Value Fund
Class A
December 1, 2009(2) to September 30, 2010	$10.00	$0.11	$1.57	$—	$1.68	$(0.11)	$—	$—
Class I
December 1, 2009(2) to September 30, 2010	$10.00	$0.14	$1.56	$—	$1.70	$(0.13)	$—	$—

(1)  Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund's shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all six periods is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)  Commencement of operations.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  These expense ratios exclude interest expense (see Note 3). Including interest expense increases the ratio by 0.01%.

(5)  Amount calculated is less than $0.005 per share.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

									Prior To Reimburement
	Net asset value, end of period	Total return(3)		Net assets, end of period (,000)	Ratio of Net Expense to average Net Assets		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net investment income to average Net Assets		Portfolio turnover rate
Keeley Small Cap Value Fund
Class A(1)
October 1, 2009 to September 30, 2010	$21.17	10.92	%(6)	$3,321,356	1.36%		-0.20%		1.36%		-0.20%		8.65%
October 1, 2008 to September 30, 2009	$19.12	(20.73)		4,350,731	1.39%		0.21%		1.40%		0.21%		22.03%
October 1, 2007 to September 30, 2008	$24.13	(14.64)		6,225,831	1.33%		-0.35%		1.33%		-0.35%		17.27%
October 1, 2006 to September 30, 2007	$28.95	24.30		5,591,785	1.33%		-0.58%		1.33%		-0.58%		29.60%
October 1, 2005 to September 30, 2006	$23.29	8.25		2,753,840	1.39%		-0.47%		1.39%		-0.47%		17.58%
Class I
October 1, 2009 to September 30, 2010	$21.28	11.29	(6)	524,550	1.11%		0.05%		1.11%		0.05%		8.65%
October 1, 2008 to September 30, 2009	$19.20	(20.56)		386,630	1.14%		0.44%		1.14%		0.43%		22.03%
December 31, 2007(2) to September 30, 2008	$24.18	(11.40	)(6)	244,147	1.12	%(7)	0.21	%(7)	1.12	%(7)	0.21	%(7)	17.27%
Keeley Small Cap Dividend Value Fund
Class A
December 1, 2009(2) to September 30, 2010	$11.57	16.89	(6)	3,918	1.39	%(4)(7)	1.48	%(7)	2.27	%(4)(7)	0.60	%(7)	59.48%
Class I
December 1, 2009(2) to September 30, 2010	$11.57	17.08	(6)	13,728	1.14	%(4)(7)	1.60	%(7)	2.02	%(4)(7)	0.72	%(7)	59.48%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations			Dividends and Distributions
	Net asset value, beginning of period	Net investment income/ (loss)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(2)
Keeley Small-Mid Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	$8.26	$(0.01)	$0.66	$0.65	$—	$8.91	7.87%
October 1, 2008 to September 30, 2009	$8.96	$— (4)	$(0.70)	$(0.70)	$—	$8.26	(7.81)
October 1, 2007 to September 30, 2008	$10.94	$— (4)	$(1.97)	$(1.97)	$(0.01)	$8.96	(18.07)
August 15, 2007(1) to September 30, 2007	$10.00	$(0.01)	$0.95	$0.94	$—	$10.94	9.40	(5)
Class I
October 1, 2009 to September 30, 2010	$8.30	$— (4)	$0.67	$0.67	$(0.01)	$8.96	8.09
October 1, 2008 to September 30, 2009	$8.98	$— (4)	$(0.68)	$(0.68)	$—	$8.30	(7.57)
October 1, 2007 to September 30, 2008	$10.95	$0.02	$(1.97)	$(1.95)	$(0.02)	$8.98	(17.84)
August 15, 2007(1) to September 30, 2007	$10.00	$— (4)	$0.95	$0.95	$—	$10.95	9.50	(5)
Keeley Mid Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	$8.12	$(0.03)	$0.70	$0.67	$(0.01)	$8.78	8.27
October 1, 2008 to September 30, 2009	$10.42	$0.01	$(2.31)	$(2.30)	$—	$8.12	(22.07)
October 1, 2007 to September 30, 2008	$14.14	$(0.02)	$(3.70)	$(3.72)	$—	$10.42	(26.31)
October 1, 2006 to September 30, 2007	$10.60	$(0.05)	$3.59	$3.54	$—	$14.14	33.40
October 1, 2005 to September 30, 2006	$10.43	$(0.08)	$0.25	$0.17	$—	$10.60	1.63
Class I
October 1, 2009 to September 30, 2010	$8.16	$(0.01)	$0.71	$0.70	$(0.03)	$8.83	8.63
October 1, 2008 to September 30, 2009	$10.45	$0.01	$(2.30)	$(2.29)	$—	$8.16	(21.91)
December 31, 2007(1) to September 30, 2008	$14.20	$— (4)	$(3.75)	$(3.75)	$—	$10.45	(26.41	)(5)

(1)  Commencement of operations.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  These expense ratios exclude interest expense (see Note 3). Including interest expense increases the ratio by 0.01%.

(4)  Amount calculated is less than $0.005 per share.

(5)  Not Annualized.

(6)  Annualized.

(7)  These expense ratios exclude interest expense (see Note 3). Including interest expense increases the ratio by 0.02%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

						Prior To Reimburement
	Net assets, end of period (,000)	Ratio of Net Expense to average Net Assets		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net investment income to average Net Assets		Portfolio turnover rate
Keeley Small-Mid Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	$51,871	1.39%		-0.21%		1.55%		-0.37%		46.07%
October 1, 2008 to September 30, 2009	24,845	1.39	%(3)	0.04%		1.77	%(3)	-0.34%		44.80%
October 1, 2007 to September 30, 2008	14,096	1.39	%(3)	-0.28%		1.96	%(3)	-0.85%		10.57%
August 15, 2007(1) to September 30, 2007	3,685	1.39	%(6)	-0.49	%(6)	11.79	%(6)	-10.88	%(6)	0.91	%(5)
Class I
October 1, 2009 to September 30, 2010	32,310	1.14%		0.04%		1.30%		-0.12%		46.07%
October 1, 2008 to September 30, 2009	18,535	1.14	%(3)	0.24%		1.51	%(3)	-0.14%		44.80%
October 1, 2007 to September 30, 2008	3,767	1.14	%(3)	0.05%		1.75%		-0.56%		10.57%
August 15, 2007(1) to September 30, 2007	1,095	1.14	%(6)	-0.18	%(6)	10.97	%(6)	-10.01	%(6)	0.91	%(5)
Keeley Mid Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	47,868	1.39	%(3)	-0.34%		1.54	%(3)	-0.49%		37.90%
October 1, 2008 to September 30, 2009	62,608	1.39	%(3)	0.17%		1.58	%(3)	-0.02%		85.30%
October 1, 2007 to September 30, 2008	108,954	1.39	%(3)	-0.18%		1.45	%(3)	-0.24%		28.96%
October 1, 2006 to September 30, 2007	108,572	1.45	%(3)	-0.48%		1.46	%(3)	-0.49%		57.71%
October 1, 2005 to September 30, 2006	54,513	1.94%		-1.10%		2.27%		-1.42%		63.76%
Class I
October 1, 2009 to September 30, 2010	14,650	1.14	%(3)	-0.08%		1.29	%(3)	-0.23%		37.90%
October 1, 2008 to September 30, 2009	13,804	1.14	%(3)	0.41%		1.31%		0.24%		85.30%
December 31, 2007(1) to September 30, 2008	6,252	1.14	%(6)(7)	-0.06	%(6)	1.23	%(6)(7)	-0.14	%(6)	28.96%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations			Dividends and Distributions
	Net asset value, beginning of period	Net investment income/ (loss)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income		Tax return of capital		Net asset value, end of period
Keeley All Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	$8.98	$(0.03)	$0.82	$0.79	$—	(4)	$—		$9.77
October 1, 2008 to September 30, 2009	$10.27	$— (4)	$(1.29)	$(1.29)	$—		$—		$8.98
October 1, 2007 to September 30, 2008	$13.20	$(0.01)	$(2.92)	$(2.93)	$—		$—		$10.27
October 1, 2006 to September 30, 2007	$9.93	$(0.04)	$3.31	$3.27	$—		$—	(4)	$13.20
June 14, 2006(1) to September 30, 2006	$10.00	$(0.01)	$(0.06)	$(0.07)	$—		$—		$9.93
Class I
October 1, 2009 to September 30, 2010	$9.02	$—	$0.82	$0.82	$(0.02)		$—		$9.82
October 1, 2008 to September 30, 2009	$10.29	$0.01	$(1.28)	$(1.27)	$—		$—		$9.02
December 31, 2007(1) to September 30, 2008	$13.33	$0.01	$(3.05)	$(3.04)	$—		$—		$10.29
Keeley Alternative Value Fund
Class A
April 1, 2010(1) to September 30, 2010	$10.00	$(0.02)	$(0.95)	$(0.97)	$—		$—		$9.03
Class I
April 1, 2010(1) to September 30, 2010	$10.00	$(0.04)	$(0.91)	$(0.95)	$—		$—		$9.05

(1)  Commencement of operations.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  These expense ratios exclude interest expense (see Note 3). Including interest expense increases the ratio by 0.01%.

(4)  Amount calculated is less than $0.005 per share.

(5)  Not Annualized.

(6)  Annualized.

(7)  These expense ratios exclude interest expense (see Note 3). Including interest expense increases the ratio by 0.02%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

								Prior To Reimburement
	Total return(2)		Net assets, end of period (,000)	Ratio of Net Expense to average Net Assets		Ratio of Net investment income to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net investment income to average Net Assets		Portfolio turnover rate
Keeley All Cap Value Fund
Class A
October 1, 2009 to September 30, 2010	8.80%		$52,198	1.39	%(3)	-0.24%		1.52	%(3)	-0.37%		34.47%
October 1, 2008 to September 30, 2009	(12.56)		62,388	1.39	%(3)	-0.01%		1.59	%(3)	-0.21%		44.68%
October 1, 2007 to September 30, 2008	(22.20)		85,733	1.39%		-0.12%		1.46%		-0.18%		27.71%
October 1, 2006 to September 30, 2007	32.97		76,997	1.48	%(3)	-0.58%		1.60	%(3)	-0.70%		45.71%
June 14, 2006(1) to September 30, 2006	(0.70	)(5)	14,928	1.72	%(6)	-0.57	%(6)	3.97	%(6)	2.82	%(6)	25.66	%(5)
Class I
October 1, 2009 to September 30, 2010	9.10		21,539	1.14	%(3)	0.02%		1.28%		-0.12%		34.47%
October 1, 2008 to September 30, 2009	(12.34)		19,535	1.14	%(3)	0.26%		1.34	%(3)	0.05%		44.68%
December 31, 2007(1) to September 30, 2008	(22.81	)(5)	17,501	1.14	%(3)(6)	0.06	%(6)	1.21	%(3)(6)	0.01	%(6)	27.71%
Keeley Alternative Value Fund
Class A
April 1, 2010(1) to September 30, 2010	(9.70	)(5)	2,270	1.89	%(6)(7)	-0.97	%(6)	2.50	%(6)(7)	-1.58	%(6)	91.52%
Class I
April 1, 2010(1) to September 30, 2010	(9.50	)(5)	24,522	1.64	%(6)(7)	-0.83	%(6)	2.20	%(6)(7)	-1.39	%(6)	91.52%

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2010

1.  ORGANIZATION

KEELEY Funds, Inc. (the "Company") was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-ended investment company. The Company consists of KEELEY Small Cap Value Fund ("KSCVF"), KEELEY Small Cap Dividend Value Fund ("KSDVF"), KEELEY Small-Mid Cap Value Fund ("KSMVF"), KEELEY Mid Cap Value Fund ("KMCVF"), KEELEY All Cap Value Fund ("KACVF"), and KEELEY Alternative Value Fund ("KALVF") (each, a "Fund," and collectively, the "Funds"), each with two classes of shares: Class A and Class I. As noted in the Funds' Prospectuses, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within Keeley Funds, Inc. KSDVF, KSMVF, KMCVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, June 14, 2006 and April 1, 2010, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)  Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds' investment adviser, Keeley Asset Management Corp. (the "Adviser") at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. No securities were fair-valued at September 30, 2010.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

•  Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

•  Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•  Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

KSCVF	Level 1	Level 2	Level 3	Total
Equity	$3,841,924,074	$—	$—	$3,841,924,074
Short Term Investments	4,382,150	62,789,000	—	67,171,150
Total Investments in Securities	$3,846,306,224	$62,789,000	$—	$3,909,095,224
KSDVF	Level 1	Level 2	Level 3	Total
Equity	$17,451,228	$—	$—	$17,451,228
Short Term Investments	219,595	—	—	219,595
Total Investments in Securities	$17,670,823	$—	$—	$17,670,823

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

KSMVF	Level 1	Level 2	Level 3	Total
Equity	$84,263,089	$—	$—	$84,263,089
Short Term Investments	608	—	—	608
Total Investments in Securities	$84,263,697	$—	$—	$84,263,697
KMCVF	Level 1	Level 2	Level 3	Total
Equity	$62,562,494	$—	$—	$62,562,494
Short-Term Investments	816	—	—	816
Total Investments in Securities	$62,563,310	$—	$—	$62,563,310
KACVF	Level 1	Level 2	Level 3	Total
Equity	$72,609,826	$—	$—	$72,609,826
Warrants	1,002,790	—	—	1,002,790
Short-Term Investments	284	—	—	284
Total Investments in Securities	$73,612,900	$—	$—	$73,612,900
KALVF	Level 1	Level 2	Level 3	Total
Equity	$25,924,026	$—	$—	$25,924,026
Short-Term Investments	614	—	—	614
Total Investments in Securities	$25,924,640	$—	$—	$25,924,640

*  See the Portfolio of Investments for the investments detailed by industry classification.

Derivatives:

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification ("FASB ASC"). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

KALVF may invest in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF's use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF's maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF's futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, KALVF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF's basis in the contracts.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not enter into any futures contracts during the period ended September 30, 2010. KALVF, however, had an average monthly short notional amount of $7,557,720 during the period ended September 30, 2010. As a result of these futures contract investments, KALVF recognized net realized losses of $573,986 during the period ended September 30, 2010 and there was no change in the net unrealized appreciation on these futures contract investments at September 30, 2010. These amounts are included in KALVF's Statement of Operations. The counterparty for these futures contracts was Citi Group Global Markets, Inc. The Funds did not have any open futures contracts as of September 30, 2010.

Short Positions:

The Funds may hold short positions to the extent permitted by its investment polices and objectives. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. This is typically done for hedging purposes to protect a Fund against companies whose stock price is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security sold short declines in price between those dates. KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not hold any short positions during the periods ended September 30, 2010. KALVF held short positions during the period ended September 30, 2010. As a result of these short positions, KALVF recognized net realized losses of $937,123 during the period ended September 30, 2010 and there was no change in the unrealized appreciation on short securities as of September 30, 2010. These amounts are included in KALVF's Statement of Operations.

b)  Federal Income and Excise Taxes – It is the Funds' policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2010, or for any other tax years which are open for exam. As of September 30, 2010, open tax years include the tax years ended September 30, 2006 through 2010. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any interest or penalties.

c)  Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the periods ended September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF increased undistributed net investment income by $7,680,021, $3,584, $73,267, $194,608, $106,752 and $109,026, respectively. KSDVF, KMCVF and KALVF increased accumulated net realized gain by $251,355, $31 and $7,655,406, respectively. KSMVF and KACVF increased accumulated net realized loss by $2,905 and $1, respectively. KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF decreased paid in capital by $7,680,021, $254,939, $70,362, $194,639, $106,751 and $7,764,432, respectively. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

d)  Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)  Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f)  Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds' securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of September 30, 2010, KSCVF had a market value of securities loaned of $61,768,501 and received cash collateral for the loans of $65,067,794. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed to by the Board.

g)  Payment by Affiliate – During the fiscal year ended September 30, 2008, the Adviser voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF's purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Financial Highlights as "Net increase from payments by affiliates" and increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03% for the year ended September 30, 2008.

3.  INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Company entered into an investment advisory agreement (collectively, the "Agreements") with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund's average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund's average daily net assets; KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund's first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund's average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC ("Broadmark") to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF's net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark and is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KSCVF, KSDVF, KSMVF, KMCVF and KACVF until January 31, 2011 and with respect to KALVF, until April 1, 2011 ("Expense Cap Agreement"), such that total expenses, exclusive of interest, tax, litigation,

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year ended September 30, 2010.

	Recovery Expiring on
Fund	9/30/11	9/30/12	9/30/13
KSDVF	N/A	N/A	$102,542
KSMVF	$64,994	$86,870	107,536
KMCVF	80,245	126,939	104,747
KACVF	73,176	133,475	105,771
KALVF	N/A	N/A	74,653

On September 30, 2009, the Adviser voluntarily reimbursed KSCVF an additional amount of $165,650. This voluntary expense reimbursement is not subject to repayment by KSCVF.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

4.  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Funds' Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2009 to September 30, 2010, KSCVF – Class A expensed $9,708,108 in distribution fees, of which $370,052 was paid to the Distributor; KSDVF – Class A expensed $3,760 in distribution fees, of which $928 was paid to the Distributor; KSMVF – Class A expensed $97,660 in distribution fees, of which $15,520 was paid to the Distributor; KMCVF – Class A expensed $134,717 in distribution fees, of which $41,316 was paid to the Distributor; KACVF – Class A expensed $142,410 in distribution fees, of which $42,481 was paid to the Distributor; and KALVF – Class A expensed $937 in distribution fees, of which $553 was paid to the Distributor.

The Company adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund's average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the year ended September 30, 2010, the Distributor received $2,174,552, $5,910, $33,107, $34,047, $38,955 and $6,564 from KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF, respectively.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

5.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2009 to September 30, 2010, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$369,339,157	$1,712,214,250
KSDVF	—	—	20,287,098	7,206,256
KSMVF	—	—	66,987,343	29,912,096
KMCVF	—	—	25,481,425	44,845,774
KACVF	—	—	26,436,902	41,313,580
KALVF	—	—	17,313,438	9,141,975

For the period from October 1, 2009 to September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF paid $3,869,981, $57,823, $252,869, $109,839, $162,783, and $58,108, respectively, in brokerage commissions on trades of securities to the Distributor.

On December 1, 2009, KSDVF issued some of its initial shares to an affiliated director of the Funds, by executing a transfer in-kind transaction using certain securities with a market value of approximately $2.4 million. On April 1, 2010, KALVF issued some of its shares by executing a transfer in-kind transaction using certain securities with a market value of approximately $19.2 million, a futures contract sold short with a notional value of approximately $10.6 million and cash of $1.5 million. These transactions did not incur any brokerage commissions and have been excluded from KSDVF's and KALVF's portfolio turnover and investment transactions as presented on the financial highlights and notes to the financial statements.

6.  FEDERAL INCOME TAX INFOMRATION

At September 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Tax Cost of Investments	$3,666,828,807	$15,960,978	$72,337,765	$50,467,324	$60,542,018	$20,475,653
Gross Unrealized Appreciation	$801,220,558	$2,250,075	$15,979,903	$13,768,417	$17,885,295	$7,235,860
Gross Unrealized Depreciation	(558,954,142)	(540,230)	(4,053,971)	(1,672,431)	(4,814,413)	(1,786,873)
Net Unrealized Appreciation/ (Depreciation) on investments	$242,266,416	$1,709,845	$11,925,932	$12,095,986	$13,070,882	$5,448,987

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had net Post-October realized capital losses of $122,995,731, $0, $826,303, $93, $3,472,250 and $768,215 respectively, from transactions between November 1, 2009 and September 30, 2010.

At September 30, 2010, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2014	2015	2016	2017	2018
KSCVF	—	—	—	$90,129,026	$1,224,399,870
KSDVF	—	—	—	—	—
KSMVF	—	—	$2,541	$1,092,256	$5,225,161
KMCVF	$70,829	$1,229,875	$1,082,528	$20,047,216	$35,976,157
KACVF	—	$248,022	$914,390	$10,651,008	$27,302,688
KALVF	—	—	—	—	—

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2010 and 2009 were as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2010	2009	2010	2009	2010	2009
KSCVF	$9,649,341	—	—	—	—	—
KSDVF	$172,844	—	—	—	—	—
KSMVF	$25,679	—	—	—	—	—
KMCVF	$129,932	—	—	—	—	—
KACVF	$46,411	—	—	—	—	—
KALVF	—	—	—	—	—	—

As of September 30, 2010 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(1,437,528,698)	$22,762	$(7,146,557)	$(58,406,956)	$(42,588,655)	$(768,311)
Undistributed Ordinary Income	—	464,324	—	—	—	—
Unrealized Appreciation/ (Depreciation) on investments	$242,266,416	$1,709,845	$11,925,932	$12,095,986	$13,070,882	$5,448,987
Total Accumulated Losses	$(1,195,262,282)	$2,196,931	$4,779,375	$(46,310,970)	$(29,517,773)	$4,680,676

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

7.  OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2009 to September 30, 2010, the Distributor received $175,816, $9,325, $9,971, $6,935, $9,522 and $10,067, of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.  LINE OF CREDIT ARRANGEMENTS

The Funds are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1, 2011, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the net assets of KSCVF. Under separate agreements, KSDVF may borrow up to the lesser of (a) $1.2 million or (b) 10% of the net assets of KSDVF, KSMVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KSMVF, KMCVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KMCVF, KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KACVF and KALVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had average daily borrowings of $5,434,233, $0, $28,121, $114,485, $127,874 and $109,755 respectively, with an average borrowing rate of 3.25%.

9.  RELATED PARTY TRANSACTIONS

As of September 30, 2010, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	16,796	508,241	330,381	887,393	1,063,978	995,317	975,705	967,695	—	488,754
Percent of total outstanding shares	5.02%	42.98%	5.67%	24.56%	19.53%	59.96%	18.25%	44.17%	0%	18.01%

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

10.  TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2009 through September 30, 2010. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

Issuer Name	Share Balance At October 1, 2009	Additions	Reductions	Share Balance At September 30, 2010	Dividend Income	Value At September 30, 2010
AMCOL International Corp. (1)	1,785,000	—	(335,000)	1,450,000	$1,135,350	$37,975,500
Ampco-Pittsburgh Corp.	1,000,000	—	(15,000)	985,000	717,750	24,447,700
Arch Chemicals, Inc. (1)	1,275,000	—	(410,600)	864,400	841,860	30,331,796
AZZ, Inc.	1,010,000	—	(174,500)	835,500	733,357	35,792,820
Brush Engineered Materials, Inc.	1,205,000	—	(27,500)	1,177,500	—	33,488,100
Carmike Cinemas, Inc. (1)	1,226,842	—	(1,226,842)	—	—	—
CIRCOR International, Inc.	1,120,000	1,500	(77,500)	1,044,000	163,875	32,990,400
Colfax Corp.	2,460,000	—	(25,000)	2,435,000	—	36,208,450
Denny's Corp.	5,710,000	315,000	—	6,025,000	—	18,737,750
DineEquity, Inc.	905,000	15,000	(24,000)	896,000	—	40,302,080
EnPro Industries, Inc.	1,175,000	—	(102,500)	1,072,500	—	33,547,800
Federal Signal Corp. (1)	2,870,000	130,000	—	3,000,000	704,148	16,170,000
Gamco Investors, Inc.	368,000	—	—	368,000	1,111,360	14,179,040
The Greenbrier Companies, Inc.	1,960,000	45,000	(10,000)	1,995,000	—	31,102,050
Haynes International, Inc.	760,000	—	(20,000)	740,000	600,500	25,840,800
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	240,130	13,283,555
Integrated Electrical Services, Inc. (1)	818,000	—	(818,000)	—	—	—
Koppers Holdings, Inc.	1,440,000	—	(85,000)	1,355,000	1,233,100	36,408,850
LB Foster Co.	1,042,500	—	(11,000)	1,031,500	—	29,851,610
Ladish, Inc. (1)	1,345,000	—	(802,500)	542,500	—	16,888,025
Layne Christensen Co.	1,500,000	—	(157,500)	1,342,500	—	34,757,325
Maidenform Brands, Inc.	2,540,000	—	(1,357,500)	1,182,500	—	34,115,125
Marcus Corp.	2,150,000	45,000	—	2,195,000	738,650	26,010,750
Midas, Inc.	1,515,000	32,500	—	1,547,500	—	11,776,475
Natural Gas Services Group, Inc.	1,755,000	—	(285,000)	1,470,000	—	21,711,900
Neenah Paper, Inc.	1,290,000	—	(271,605)	1,018,395	494,670	15,479,604
Pharmerica Corp. (1)	2,295,000	—	(2,295,000)	—	—	—
Quanex Building Products Corp. (1)	2,000,000	—	(122,500)	1,877,500	274,800	32,424,425
RBC Bearings, Inc.	1,375,000	—	(182,500)	1,192,500	—	40,521,150
Robbins & Myers, Inc. (1)	1,815,000	—	(380,000)	1,435,000	270,600	38,429,300
Stage Stores, Inc. (1)	1,945,000	—	(1,945,000)	—	177,250	—
Sun Hydraulics, Inc.	970,000	—	(22,500)	947,500	344,700	26,710,025
Tennant Co.	1,530,000	—	(345,000)	1,185,000	796,600	36,616,500
Titan International, Inc.	2,025,000	95,000	—	2,120,000	41,763	28,768,400
Universal Stainless & Alloy Products, Inc.	735,000	—	(2,500)	732,500	—	17,990,200
Walter Investment Management Corp. (1)	1,005,000	45,000	(5,000)	1,045,000	2,067,500	18,277,050
Watts Water Technologies, Inc. – Class A (1)	1,515,000	—	(352,500)	1,162,500	607,475	39,583,125
Westfield Financial, Inc.	1,810,000	—	(15,000)	1,795,000	915,450	14,001,000
Zep, Inc.	1,215,000	22,000	—	1,237,000	195,260	21,573,280
					$14,406,148	$966,291,960

(1)  Issuer was not an affiliate as of September 30, 2010.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2010

11.  DEFERRED COMPENSATION PLAN

A deferred compensation plan (the "Plan") is available to the Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director's deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available under the Company as designated by the participating Directors. Changes in the value of participants' deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

12.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual disclosures are effective for fiscal years beginning after December 15, 2009, and other required disclosures are effective for fiscal year beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the update will have on its financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Funds, Inc. (constituting KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund, hereafter referred to as the "Funds") at September 30, 2010, the results of their operations for the periods presented, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
November 17, 2010

KEELEY Funds Directors and Officers

Independent Directors*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 55	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	6	None

Walter D. Fitzgerald Age: 69	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	6	None

John G. Kyle (2) Age: 69	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	6	None

John F. Lesch (2) Age: 70	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	6	None

Sean Lowry (2) Age: 56	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	6	None

Elwood P. Walmsley (2) Age: 69	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, since 2002, Director of Sales for H.B. Taylor Company (food ingredient products, 2002-2009); Director of Sales and Marketing for Northwestern Extract co. (food ingredient products) since 2009	6	None

KEELEY Funds Directors and Officers (Continued)

Interested Director and Officer*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
John L. Keeley, Jr. (2)(3)(4) Age: 70	Director and President	Director and President since 1993	Director, President and Treasurer of Keeley Investment Corp., Director and President of Keeley Asset Management Corp., President and Director of KEELEY Small Cap Value Fund, Inc., from 1993 to 2007, and KEELEY Funds, Inc., since 2005 and Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)	6	Director of Marquette National Corp., Trustee of Loyola University Health System, Member and Manager of Broadmark Asset Management LLC, Director of FNBC of LaGrange, Inc.

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert Becker (2) Age: 68	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

John L. Keeley, III (2)(4) Age: 49	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp., Vice President of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007, and KEELEY Funds, Inc. since 2005

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert M. Kurinsky (2) Age: 38	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Secretary of KEELEY Funds, Inc. since 2006; Secretary from 2006 to 2007 and Treasurer during 2007 of KEELEY Small Cap Value Fund, Inc.; Treasurer of KEELEY Funds, Inc. since 2007; Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

Guy F. Talarico Age: 55	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Executive Officer of ALARIC Compliance Services, LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004; Chief Compliance Officer of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007 and KEELEY Funds, Inc. since 2005.

Mark Zahorik (2) Age: 48	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. from 1997 to 2007 and KEELEY Funds, Inc. since 2005

Kevin M. Keeley (2)(4) Age: 43	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp., Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)

Mark T. Keeley (2)(4) Age: 47	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

*  The business address of the Directors and Officers listed above is the address of the Corporation: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

(1)  Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2)  Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Corporation's principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.

(3)  John L. Keeley, Jr. is considered an "Interested Director" of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.

(4)  John L. Keeley, III, Mark T. Keeley and Kevin M. Keeley are John L. Keeley, Jr.'s sons.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds' statements of additional information, which is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2010 is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2009 and June 30, 2010 (the first and third quarters of the Funds' fiscal year) on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 42.70%, 100%, 100%, 100% and 0% for KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively. 100%, 45.55%, 100%, 100%, 100% and 0% of the dividends paid by KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively, qualify for the corporate dividends received deduction.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds' prospectuses, SAIs and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the Keeley Funds' prospectuses and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm's name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Once enrolled, you will no longer receive paper copies of Keeley Fund prospectuses and reports, and you will receive e-mail notifications announcing that shareholder reports are available on the Keeley Funds website at www.keeleyfunds.com. Your information and e-mail address will be kept confidential and used only to deliver documents to you. You may cancel electronic delivery at any time by visiting www.icsdelivery.com. If you have any questions, please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K & L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund's prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s Form N-CSR filed December 8, 2008.

Item 3. Audit Committee Financial Expert.

Registrant’s board of directors has determined that Jerome Klingenberger, member and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$133,600	$102,000
Audit-Related Fees	None	None
Tax Fees	$28,800	$19,200
All Other Fees	None	None

(a)  “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)  “Audit-related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c)  “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)  None

(e)(1)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2010 and 2009 that were not pre-approved by the Board of Directors.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h)  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, (but not including any sub-adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant  to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/01/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/01/2010

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	12/01/2010

* Print the name and title of each signing officer under his or her signature.